Filed with the U.S. Securities and Exchange Commission on September 8, 2022
Registration No. 333-_____________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

Registration under the Securities Act of 1933	☒

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. __	[ ]

Trust for Advised Portfolios
Trust for Advised Portfolios
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(626) 914-7385
(Registrant’s Telephone Numbers, Including Area Code)
The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, DE 19801
(Name and Address of Agent for Service)

Copies to:

Russell B. Simon, President Trust for Advised Portfolios c/o U.S. Bank Global Fund Services 777 East Wisconsin Avenue, 10th Floor Milwaukee, Wisconsin 53202	Christopher D. Menconi, Esquire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, D.C. 20004

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective 30 days from filing, pursuant to Rule 488, under the Securities Act of 1933, as amended.

Soundwatch Hedged Equity Fund
a series of Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
888‑244-4601
IMPORTANT NOTICE OF AVAILABILITY OF
INFORMATION STATEMENT/PROSPECTUS

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
[Shareholder Letter Date], 2022
Dear Shareholder,
We are sending this information to you because you are a shareholder of the Soundwatch Hedged Equity Fund (the “Target Fund”) a series of Trust for Advised Portfolios (the “Trust”). After careful consideration, Soundwatch Capital, LLC (“Soundwatch” or the “Adviser”), the Target Fund’s investment adviser, has recommended converting the Target Fund into an exchange-traded fund, commonly referred to as an ETF. This transaction will be referred to as the “Conversion.” Soundwatch believes that shareholders will benefit from the Conversion. The Board of Trustees of the Trust (the “Board”) has also determined that the Conversion is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Conversion.
The Target Fund will be converted into an ETF through a conversion of the Target Fund into a newly created ETF, which will also be a series of the Trust. The name of the ETF will be the Soundwatch Hedged Equity ETF (the “Acquiring ETF”). Following the Conversion, the advisory agreements and fundamental policies of the Acquiring ETF will not be materially different from those of the Target Fund. Furthermore, as a series of the Trust, the Acquiring ETF will be overseen by the same independent Board members as the Target Fund, who were elected by shareholders. In addition, like the Target Fund, the Acquiring ETF does not have a plan pursuant to Rule 12b-1 and is not subject to Rule 12b-1 distribution fees. As a result, we are not seeking shareholder approval for the Conversion and are therefore not seeking a proxy for your vote.
Once the Conversion occurs, the Acquiring ETF will be managed by Soundwatch and will have the same management style, investment restrictions and portfolio managers responsible for day-to-day management as were in place for the Target Fund.
The enclosed Information Statement/Prospectus contains information about the Conversion. As a result of the Conversion, shareholders will receive shares (except for the value of any fractional shares which will be distributed in cash to Target Fund shareholders upon the closing of the Conversion) of the Acquiring ETF with the same aggregate net asset value (“NAV”) as the shares of the Target Fund you own immediately prior to the Conversion.

The Board has determined that the ETF structure will provide certain benefits to shareholders, which are described more fully below. Some of these benefits include:
1.The Acquiring ETF will have a lower expense ratio than the Target Fund.
2.Shareholders will own their Acquiring ETF shares through brokerage accounts and will be able to trade their shares throughout the trading day at the then-prevailing market price on the stock exchange on which the Acquiring ETF is listed, which may be higher or lower than the NAV of your shares.
3.The Conversion is structured to qualify as tax-free for U.S. federal income tax purposes. Note that shareholders receiving cash in exchange for fractional shares, will likely experience a taxable event on the cash received.
4.The ETF structure will enable the Acquiring ETF to operate in a more tax efficient manner which indirectly may benefit certain shareholders.
After the Conversion, former Target Fund shareholders will still be invested in a diversified, open-end fund that pursues the identical investment objective and uses the same principal investment strategies, but they will hold shares of the Acquiring ETF.
This document is provided for information only because shareholder approval is not required to effectuate the Conversion for the Target Fund under the Trust’s operative documents, and applicable Delaware state and U.S. federal law (including the Investment Company Act of 1940 (the “1940 Act”)). The Trust’s operative documents provide the Board with power to convert the Target Fund into the Acquiring ETF without shareholder approval. In addition, rules under the 1940 Act permit a merger of affiliated funds without obtaining shareholder approval if certain conditions are met.
You have two options as a shareholder of the Target Fund:

Option 1 – Accept the Conversion	Option 2 – Redeem Your Shares
If you hold your shares in a brokerage account, you do not need to take any action. Your shares of the Acquiring ETF will be deposited to your account.	If you do not wish for your shares to be converted to the Acquiring ETF, you will need to redeem your shares of the Target Fund. You can redeem your shares by calling your broker.
I encourage you to carefully review the enclosed materials, which explain the Conversion in more detail. If you have any questions or need additional information, please contact Soundwatch Capital, LLC at 888‑244-4601.
Sincerely,

[signature]
Robert Hammer, Co-Founder and Chief Investment Officer
Soundwatch Capital, LLC
    Shareholder Letter    2

QUESTIONS AND ANSWERS
Q.    What is this document and why did you send it to me?
A.    This document is an information statement/prospectus (the “Information Statement/Prospectus”). It contains information to inform shareholders of an Agreement and Plan of Reorganization.
At a meeting held on August 25-26, 2022, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), approved the proposed reorganization of the Soundwatch Hedged Equity Fund (the “Target Fund”) into the Soundwatch Hedged Equity ETF (the “Acquiring ETF”) (together, the “Funds”). This transaction will be referred to as the “Conversion.” The Conversion will be accomplished by converting the existing Target Fund, a traditional open-end mutual fund, into the Acquiring ETF, an exchange-traded fund (an “ETF”). On the day of the Conversion, Target Fund shareholders will receive Acquiring ETF shares with the same aggregate net asset value (“NAV”) as their Target Fund shares on the business day preceding the day of the Conversion (except for the value of any fractional shares which will be distributed in cash to Target Fund shareholders upon the closing of the Conversion).
Q.    Do Shareholders need to vote on this matter?
A.    No. The Trust is a Delaware statutory trust. Section 7.2 of Article VII of the Trust's Declaration of Trust permits the Trust, unless otherwise required by law, to cause any one or more series of the Trust to be merged or consolidated with or into any one or more series of the Trust without shareholder approval. The Target Fund and the Acquiring ETF are both series of the Trust, and are considered to be affiliated companies under the 1940 Act, and the Conversion is considered to be mergers of affiliated companies for purposes of Rule 17a-8 under the 1940 Act. Rule 17a-8(3) permits the merger of affiliated companies without obtaining shareholder approval if: (i) no fundamental policy of the merging company is materially different from the fundamental policies of the surviving company; (ii) no advisory contract between the merging company is materially different from an advisory contract of the surviving company; (iii) trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and (iv) any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company. As discussed in detail in the Information Statement/Prospectus, the Conversion meets the criteria set forth in Rule 17a-8(3). Furthermore, the Board, including a majority of the Independent Trustees, has determined the Conversion is in the best interests of the Target Fund and its shareholders, and the interests of the Target Fund's shareholders will not be diluted as a result of the Conversion.
Q.    Is additional information about the Target Fund available?
A.    Yes, additional information about the Target Fund is available in the Target Fund’s:
•Prospectus dated February 28, 2022;
•Statement of Additional Information dated February 28, 2022;
•Annual Report for the fiscal year ended October 30, 2021; and
•Semi-Annual Report for the six-month semi-period ended April 30, 2022.
These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

Copies of all of these documents are available to be sent to you by first-class mail upon request without charge by writing to or calling:
Soundwatch Hedged Equity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701, Milwaukee, WI 53201-0701
888‑244-4601
You also may view or obtain these documents from the SEC:
•By Email:     publicinfo@sec.gov
(duplicating fee required)
•By Internet:    www.sec.gov
Whom do I call if I have questions?
We will be happy to answer your questions about this Information Statement/Prospectus. Please call Soundwatch Capital, LLC (“Soundwatch” or the “Adviser”) at 888‑244-4601 between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.
Q.    What will change when the Target Fund is converted to an ETF?
A.    The Target Fund will become an exchange-traded investment company, known as an ETF. After the Conversion, you will continue to be invested in a registered investment company, but it will be exchange-traded, and you will own shares as you did before the Conversion, but in the Acquiring ETF instead of the Target Fund. You will no longer redeem individual shares directly from the Target Fund; should you decide to purchase or sell shares of the Acquiring ETF after the Conversion, you will need to place a trade through a broker-dealer who will execute your trade on the Chicago Board Options Exchange (the “CBOE” or “Exchange”) or other nationally recognized exchange at prevailing market prices, which may be higher or lower than the NAV of your shares. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although many brokers do not charge commissions for transactions in ETFs.
The Target Fund will be a fully transparent, actively-managed ETF, which means that portfolio holdings will be available on the Acquiring ETF’s website every day. The Acquiring ETF’s website will also contain other information about things like the NAV, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern ETFs.
Q.    What other changes are anticipated as part of the implementation of the Conversion?
A.    The Acquiring ETF will have a lower total operating expense ratio than the Target Fund. The Target Fund currently pays Soundwatch Capital, LLC (“Soundwatch” or the “Adviser”) a management fee at an annual rate of 0.66% of average daily net assets of the Target Fund, and has an total operating expense cap of 0.66% of average daily net assets of the Target Fund, excluding interest charges on any borrowings and dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. The Acquiring ETF will pay the Adviser a unitary management fee at an annual rate of 0.60% of the Acquiring ETF's average daily net assets. Under the Acquiring ETF's unitary management fee arrangement, the Adviser has agreed to pay all expenses of the Acquiring ETF except for the management fee paid to the Adviser pursuant to the advisory agreement, interest charges on any borrowings and dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.

    Questions & Answers     2

Q.    Will the Conversion affect the way the Target Fund is invested?
A.    No. Soundwatch will serve as the investment adviser to the Acquiring ETF and the investment style, restrictions, philosophy, parameters and methodology will all remain the same as was in place for the Target Fund. The Acquiring ETF will be actively managed and the portfolio managers responsible for day-to-day management will remain the same as those who managed the Target Fund.
Q.    What other ways will the Conversion help in lowering operating expenses for the Target Fund?
A.    Simply put, it is far more efficient to operate an ETF than a traditional open-end mutual fund. There are a number of areas where the operational costs are less expensive, most notably transfer agency fees and shareholder servicing fees. In addition, because of how the creation process works, an ETF will receive incoming transfers of shares, so that the ETF does not incur traditional custody and brokerage costs when new ETF shares are created. Similarly, when a block of shares is redeemed from an ETF, the redemption is paid out by delivering shares of the underlying portfolio, which means that the ETF generally does not sell portfolio holdings to pay redemptions, and therefore, the ETF generally does not have to realize capital gains, which would otherwise be distributed to all shareholders.
In addition, traditional mutual funds must pay state registration fees in some jurisdictions, which are not required for ETFs. There are other activity-based fees (custodial-based fees, and brokerage fees and expenses) that are incurred when traditional mutual fund shares are purchased or redeemed, which are part of the mutual fund’s operating costs and are shared by all of the shareholders of a traditional mutual fund. In the case of an ETF, as described above, these purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and not by the existing shareholders of the fund.
There are some expenses that are unique to ETFs, such as exchange listing fees, but these costs are insignificant compared to the cost savings. Currently, for the Target Fund, the Adviser and the Target Fund have agreed to an expense cap of 0.66%. After the Conversion, the Acquiring ETF will have a unitary management fee structure, which will effectively limit the Target Fund's operating expenses to 0.60%.
Summary of Changes

Current Fund Name	Fund Name After Conversion	Current Symbol	Symbol After Conversion	Current Net Expense Ratio after Waiver/Reimbursement	Post-Conversion Estimated Net Expense Ratio after Waiver/Reimbursement
Soundwatch Hedged Equity Fund	Soundwatch Hedged Equity ETF	BHHEX	SHDG	0.66%	0.60%
Q.    Are there other benefits or disadvantages to ETFs?
A.    Yes, there are a number of additional benefits and some disadvantages to the ETF structure.
Flexibility to Exit. ETFs offer significantly more flexibility for investors, because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait for a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase, or sell, shares of the ETF they can act on that decision immediately by calling their broker or placing an order. The price realized may be higher or lower than the ETF’s NAV per share and might not be the same at the ETF’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an ETF shareholder generally cannot redeem their shares directly from the ETF at the next-calculated NAV, unless the shareholder is an “Authorized Participant” redeeming a large block of shares.
Transparency. ETFs like the Acquiring ETF operate with full transparency. What this means in practice is that the Acquiring ETF’s holdings will be made public each day and can be found on the Acquiring ETF’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential
    Questions & Answers     3

shareholders can examine the Acquiring ETF’s holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the Acquiring ETF is investing in at all times. By contrast, in a mutual fund, the fund’s holdings are only required to be disclosed quarterly.
Tax Advantages. From a tax standpoint, ETFs have enjoyed certain tax advantages over traditional open-end funds. If a mutual fund or an ETF holds securities that have appreciated in value, and then sells those securities, that sale transaction creates a capital gain. That gain is typically paid out to shareholders at the end of the year. Because ETFs only allow Authorized Participants to create and redeem shares and because the Authorized Participants’ creation and redemption transactions are generally effected on an in-kind basis (meaning they do not purchase/redeem ETF shares for cash, but generally exchange a basket of stocks that replicate the holdings within the ETF), ETFs typically do not sell portfolio positions to meet redemptions; as a result, they do not generate gains or losses on in-kind redemption transactions. As with traditional open-end mutual funds, taxable investors in an ETF may incur tax obligations based on their individually generated taxable activity (that is, the gains or losses they generate in buying and selling ETF shares). But because ETFs are often able to minimize the realization of taxable gains within the portfolio based, they typically minimize the distribution of capital gains. Accordingly, a shareholder’s decision to purchase and sell shares of a fund has less of an impact on the tax consequences of the ETF as a whole, and therefore, less of an impact on other shareholders in the ETF. Regardless, ETF shareholders should expect that they may receive distributions of capital gains on occasion, but ETFs generally have been able to minimize large annual distributions of capital gains, because ETFs generally do not sell assets in the portfolio to fund redemptions of creation units; instead, they transfer the to the redeeming Authorized Participant. ETF shareholders will recognize gain or loss on their ETF shares when purchase and sell their ETF shares, which may result tax liability for shareholders subject to tax.
Brokerage Interaction for Sales – ETFs are bought and sold differently than mutual funds. While ETFs enjoy a cost advantage over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Conversion will need to have a broker-dealer execute their transaction. Unlike a mutual fund, Acquiring ETF shares cannot be purchased or redeemed directly from the Acquiring ETF, except if you are an Authorized Participant.
This could mean that as a disadvantage, shareholders will pay a brokerage commission to sell, or buy, Acquiring ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Target Fund are currently available for purchase directly from the Target Fund without any charge and are also available from a variety of broker-dealers; currently, when shares in the Target Fund are traded through these broker-dealers, sometimes there is a transaction charge and sometimes there is no transaction charge, depending on the individual shareholder’s relationship with the broker-dealer; and some shareholders who buy shares through a broker-dealer are participating in an investment arrangement that includes other charges, such as an account fee.
In addition, another disadvantage could be that ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the Exchange, and the lowest price that a seller is willing to accept for ETF shares on the Exchange. By contrast, mutual fund shares are purchased and redeemed at NAV per share.
What does this mean for you as a shareholder? Because ETF shares trade on an exchange at market prices rather than at the NAV, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Information about the Acquiring ETF’s NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Acquiring ETF’s website at www.soundwatch.com.
    Questions & Answers     4

ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called creation units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF.
For example, when an ETF's shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to be a creation unit and then redeem that creation unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or acquiring ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV.
Similarly, when an ETF’s shares trade at market prices above the NAV (at a “premium”), Authorized Participants would likely make new creation units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.
The activity described here should work to keep the NAV and the market price generally in line with one another. There are times when the markets are extremely volatile that this mechanism breaks down, and there have been instances where some ETFs trade at prices significantly different from the NAV.
Q.    When will the Conversion occur?
A.    The Adviser is anticipating a Conversion date of around October 21, 2022. This date could be delayed, because some administrative conditions must be satisfied to implement the Conversion.
Q.    Who will pay for the Conversion?
A.    The costs of the Conversion will be borne by the Adviser. The costs associated with the Conversion will not have an effect on the NAV per share of the Target Fund. The costs associated with the Conversion are expected to be approximately $107,500.
Q.    Will shareholders have to pay any sales load, commission or other similar fee in connection with the Conversion?
A.    No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Conversion. Neither the Target Fund nor the Acquiring ETF charges a sales load.
After the Conversion takes place, shareholders of the Acquiring ETF will no longer redeem their individual shares directly from the Trust. Instead, they will be able to sell their shares on the Exchange. Sales of shares on the Exchange take place through a broker, and some brokers charge commissions or other fees.
Q.    Will the Conversion result in any federal tax liability to me?
A.    The Conversion is designed to be treated as a tax-free reorganization for federal income tax purposes. There is one caveat to this:
It is likely that as part of the Conversion, shareholders will receive cash compensation for any fractional shares that they hold. The redemption of these fractional shares will likely be a taxable event, which could result in a small capital gain.
Assuming that the parties comply with the terms of the Agreement and Plan of Reorganization and Termination (“Plan of Reorganization”) and supply appropriate representation letters, the Trust will receive an opinion, with respect to the Conversion, that the transaction will be tax-free for federal income tax purposes. The realized and unrealized gains, losses and net income for the Target Fund will carry over to the Acquiring ETF in the Conversion, and net realized and net income, if any, will continue to be distributed in a manner consistent with the
    Questions & Answers     5

current Target Fund. Shareholders should consult their tax advisor about possible state and local tax consequences of the Conversion, if any, because the information about tax consequences in this document only relates to the federal income tax consequences of the Conversion.
Q.    Can I purchase, redeem or exchange shares of the Target Fund before the Conversion takes place?
A.    Yes. You can purchase or redeem shares of the Target Fund as usual until the Conversion occurs. You may redeem your Target Fund shares at any time before the Conversion takes place. Any shares not redeemed before the closing date of the Conversion will be exchanged for shares of the Acquiring ETF.
Direct shareholders can redeem their shares by calling the customer service team at 888‑244-4601. If you hold your Target Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker. We do not recommend additional purchase transactions for direct shareholders during the Conversion process.
Q.    What if I want to purchase or redeem shares of the Acquiring ETF after the Conversion?
A.    You will need to contact your broker. After the Conversion, you will hold shares of the Acquiring ETF that corresponds to the aggregate NAV of the shares you held in the Target Fund. Because the Acquiring ETF is an ETF, this means that you cannot redeem your individual shares directly anymore. Instead, you will need to call your broker and place an order to sell your Acquiring ETF shares on the Exchange. Depending on your brokerage firm this may mean paying a commission.
Q.    Whom do I contact for further information?
A.    You can contact your financial advisor for further information. You may also contact the Target Fund at 888‑244-4601.

Important additional information about the Conversion is set forth in the accompanying
Information Statement/Prospectus. Please read it carefully.
    Questions & Answers     6

CONVERSION OF
Soundwatch Hedged Equity Fund
(A series of Trust for Advised Portfolios)
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
888‑244-4601
INTO THE
Soundwatch Hedged Equity ETF
(A series of Trust for Advised Portfolios)
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
888‑244-4601
_____________________________________

INFORMATION STATEMENT/PROSPECTUS
DATED [Shareholder Letter Date], 2022
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
This Information Statement/Prospectus (the “Information Statement/Prospectus”) is furnished to you as a shareholder of the Soundwatch Hedged Equity Fund (the “Fund” or “Target Fund”). After careful consideration, the Fund’s investment adviser, Soundwatch Capital, LLC (“Soundwatch” or the “Adviser”), has recommended, and the Board of Trustees (the “Board”) of Trust for Advised Portfolios, a Delaware statutory trust (the “Trust”), has approved, the reorganization of the Target Fund into the Soundwatch Hedged Equity ETF (the “Soundwatch ETF” or “Acquiring ETF”). Both the Fund and the Soundwatch ETF are series of the Trust and may be referred to together as the “Funds.”
The Target Fund and the Acquiring ETF have identical investment objectives, investment strategies, and restrictions and substantially similar risks, and there will be no change in investment adviser or portfolio managers. There are differences in:
•how the Acquiring ETF is distributed,
•purchase procedures for the Acquiring ETF, and
•redemption procedures for the Acquiring ETF.

Each of the differences is summarized below. After the conversion transaction occurs, the Acquiring ETF will be operated at a lower total expense ratio than the Target Fund.
The Board has approved the Conversion and has determined that the Conversion is in the best interests of the Target Fund and its shareholders.
Shares of the Acquiring ETF will be listed for trading on the Chicago Board Options Exchange (the “CBOE” or “Exchange”).
In preparation for the closing of the Conversion, the last day to purchase or redeem shares of the Target Fund will be October 17, 2022. The Conversion is expected to close after the end of trading on October 21, 2022 (the “Closing Date”). The Acquiring ETF will open for trading on October 24, 2022.
This Information Statement/Prospectus sets forth concisely the information you should know about the Conversion of the Target Fund and constitutes an offering of the shares of the Acquiring ETF issued in the Conversion. Please read it carefully and retain it for future reference.
In addition, the following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:
•the Statement of Additional Information dated [Shareholder Letter Date], 2022 relating to this Information Statement/Prospectus;
•the Prospectus related to the Target Fund, dated February 28, 2022 and is on file with the SEC (http://www.sec.gov) (File No. 811-21422) (Accession No. 0000894189-22-001604);
•the Statement of Additional Information related to the Target Fund, dated February 28, 2022 and is on file with the SEC (http://www.sec.gov) (File No. 811-21422) (Accession No. 0000894189-22-001604);
•the Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2021, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-21422) (Accession No. 0000894189-22-000087); and
•the Semi-Annual Report to shareholders of the Target Fund for the six-month semi-period ended April 30, 2022, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-21422) (Accession No. 0000894189-22-004733); and
In addition, the Acquiring ETF has filed a Prospectus and Statement of Additional Information for the Acquiring ETF as they will be offered after the Conversion. Because the Acquiring ETF has not yet commenced operations, no annual or semi-annual report is available.
This Information Statement/Prospectus will be mailed on or about [Mailing Date], 2022 to shareholders of record of the Target Fund as of August 31, 2022 (the “Record Date”).
The Target Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.
The Target Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Information Statement/Prospectus are available upon request and without charge by writing to the Target Fund at Soundwatch Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll-free at 888‑244-4601. This information is also accessible via the EDGAR database on the SEC’s internet
    Information Statement/Prospectus    ii

site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
We are not asking you for a proxy and you are requested not to send us a proxy.
    Information Statement/Prospectus    iii

OVERVIEW
This Information Statement/Prospectus relates to the Conversion of the Target Fund into the Acquiring ETF. The Conversion is taking place to convert the Target Fund, a traditional open-end mutual fund, into an exchange-traded fund, or “ETF”.
The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. The Target Fund and the Acquiring ETF are organized as separate series of the Trust. Soundwatch serves as investment adviser to the Target Fund and the Acquiring ETF.
Shareholders of the Target Fund are not required to approve the Conversion. Section 7.2 of Article VII of the Trust's Declaration of Trust permits the Trust, unless otherwise required by law, to cause any one or more series of the Trust to be merged or consolidated with or into any one or more series of the Trust without shareholder approval. The Target Fund and the Acquiring ETF are both series of the Trust, and are considered to be affiliated companies under the 1940 Act, and the Conversion is considered to be mergers of affiliated companies for purposes of Rule 17a-8 under the 1940 Act. Rule 17a-8(3) permits the merger of affiliated companies without obtaining shareholder approval if: (i) no fundamental policy of the merging company is materially different from the fundamental policies of the surviving company; (ii) no advisory contract between the merging company is materially different from an advisory contract of the surviving company; (iii) trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and (iv) any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company. As discussed in detail in the Information Statement/Prospectus, the Conversion meets the criteria set forth in Rule 17a-8(3). Furthermore, the Board, including a majority of the Independent Trustees, has determined that the Conversion is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Funds’ shareholders will not be diluted as a result of the Conversion.
FEES AND EXPENSES
As an investor, shareholders pay fees and expenses to buy and hold shares of the Target Fund or the Acquiring ETF. Neither the Target Fund nor the Acquiring ETF charge a front-end or deferred “sales charge” or Rule 12b-1 plan fees. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.
The following table allows you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund and the Acquiring ETF. There is no pro forma column because the Acquiring ETF column shows the fees and expenses that will apply going forward; the Acquiring ETF is not operational and does not currently have assets.
The information below is based on actual expenses incurred by the Target Fund during the annual fiscal year ended October 31, 2021. Due to changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown, but both the Target Fund and the Acquiring ETF are subject to an expense reimbursement agreement.
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Target Fund and the Acquiring ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
1

Summary of Fund Fees and Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Target Fund			Acquiring ETF
Management Fees		0.66%			0.60%
Distribution and Service (Rule 12b-1) Fee		None			None
Other Expenses (includes Interest Expenses)		0.40%			0.00%
Interest Expenses	0.06%			0.00%
Acquired Fund Fees and Expenses		0.04%			0.04%
Total Annual Fund Operating Expenses		1.10%	(1)		0.64%
Less: Fee Waiver and/or Expense Reimbursement		-0.34%			None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.76%	(1)(2)		0.64%
(1)“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to “Ratio of expenses to average net assets” either “Before fees waived by the Adviser” or “After fees waived by the Adviser” provided in the Financial Highlights, which reflect the operating expenses of the Target Fund and do not include 0.04% that is attributed to acquired fund fees and expenses.
(2)Soundwatch has contractually agreed to waive a portion or all of its management fees and pay the Target Fund expenses (excluding taxes, leverage expense, brokerage commissions, acquired fund fees and expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver to 0.66% of average daily net assets of the Target Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2023, and may be terminated only by the Board. Soundwatch may request recoupment of previously waived fees and paid expenses from the Target Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of the waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.
Example of Effect of Fund Expenses
The Example is intended to help you compare the costs of investing in the Target Fund with the cost of investing in the Acquiring ETF, assuming the Conversion has been completed. The Example assumes that you invest $10,000 in either the Target Fund or the Acquiring ETF for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s total operating expenses remain the same (taking into account the Expense Cap for the first year only). With respect to the Acquiring ETF, the Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$78	$316	$573	$1,310
Acquiring ETF	$65	$205	$357	$798
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 2% of the average value of its portfolio. The Acquiring ETF is expected to have a similar portfolio turnover rate.

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COMPARISON OF INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND RESTRICTIONS
There are no differences in the investment objectives, investment strategies, or investment restrictions between the Target Fund and Acquiring ETF. The same portfolio managers will continue to manage the Acquiring ETF.
Investment Objectives of the Target Fund and the Acquiring ETF
The investment objective for both the Target Fund and the Acquiring ETF is to seek long-term capital appreciation.
Principal Investment Strategies of the Target Fund and the Acquiring ETF
The investment strategies for both the Target Fund and the Acquiring ETF are identical as outlined below.

Target Fund	Acquiring ETF
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or exchange-traded funds (“ETFs”) that track the S&P 500 Index. For purposes of this 80% investment policy, the Adviser will consider the underlying holdings of any ETFs in which the Fund invests. On the portfolio, the Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of this income is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance. The Fund is an “equity strategy,” which aims to provide better risk-adjusted returns across market cycles compared to an investment in the benchmark index.
Same.
As the seller of an index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
Same.
    Information Statement/Prospectus    3

Target Fund	Acquiring ETF
The Fund may also buy index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may limit the upside returns of the Fund.
Same.
The Fund follows a proprietary rules-based BUY, HOLD & HEDGE™ strategy. It systematically selects option strikes, maturities, and trade dates based upon several measurable market factors. Through the use of options, the Fund intends to reduce the downside risk inherent in equity investments while generating long‑term equity returns in line with the benchmark index. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time, as well as drawdown risk (tail risk). Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may also limit the upside returns of the Fund.
Same.
The Adviser may utilize the following methods of security analysis when making purchase and sales decisions:
Fundamental analysis – performed on historical and present data, with the goal of making financial forecasts;
Technical analysis –performed on historical and present data, focusing on price and trade volume, with the goal of forecasting the direction of prices; and
Cyclical analysis –performed on historical relationships between price and market trends, with the goal of forecasting the direction of prices.
Same.
To respond to temporary adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. When the Fund takes such temporary positions, it may not achieve its investment objective.
Same.

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Principal Investment Risks of the Target Fund and the Acquiring ETF
The principal investment risks for both the Target Fund and the Acquiring ETF are substantially similar, as outlined below. The Acquiring ETF will include the addition of equity index futures as part of its principal investment strategy and, as a result of the ETF structure, includes ETF risks. Losing all or a portion of your money on your investment is a risk of investing in the Target Fund and the Acquiring ETF. The following risks could affect the value of your investment:

Target Fund	Acquiring ETF
Equity Securities Risk: The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

Equity Securities Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

Not applicable.
Equity Index Futures Risk. Equity index futures contracts can be used to create or hedge exposure to the markets represented by a stock index. The purchaser of an equity index future buys the right to receive a payment corresponding to any increase in the value of referenced index as of a specified future date and incurs the obligation to make a payment corresponding to any decrease in the value of referenced index as of such date. Purchasing equity index put options is another way of hedging against a general downturn in the equity markets because these options increase in value as the value of the referenced index declines. However if the Fund’s portfolio suffers greater losses than the index referenced in a put option (or if the referenced index does not decline in value at all), such a put option may be an imperfect or ineffective hedge. If a referenced index rises in value, the Fund will not benefit at all from a put option.

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Target Fund	Acquiring ETF
ETF Risk: If the Fund invests in ETFs, shareholders will indirectly bear fees and expenses charged by the ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Shares of ETFs are listed on securities exchanges and transacted at negotiated prices in the secondary market. Generally, ETF shares trade at or near their most recent net asset value, which is generally calculated at least once daily for indexed-based ETFs and more frequently for actively managed ETFs. However, certain inefficiencies may cause the shares to trade at a premium or discount to their pro rata net asset value. There is also no guarantee that an active secondary market for such shares will develop or continue to exist. Generally, an ETF only redeems shares when aggregated as creation units. Therefore, if a liquid secondary market ceases to exist for shares of a particular ETF, a shareholder may have no way to dispose of such shares.
ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
Not applicable.
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Target Fund	Acquiring ETF
Not applicable.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

Not applicable.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Not applicable.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Target Fund	Acquiring ETF
Implied Volatility Risk:  When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s net asset value. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised. The implied volatility of the options sold by the Fund may increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of the underlying stock participate, or factors relating to specific companies.

Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s net asset value.

Investment Strategy Risk: The Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Adviser in using these investment strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Not applicable.
Not applicable.
Underlying ETF Investment Risk. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including its management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities that the ETF holds as well as the risks associated with the structure and operation of an ETF described above. The Fund also will incur brokerage costs when it purchases ETFs. The shares of an ETF trade on an exchange and may trade below their net asset value or at a discount, which may adversely affect the Fund’s performance.

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Target Fund	Acquiring ETF
Leverage Risk. Certain Fund transactions, such as its use of call and put options, option spreads and futures, may give rise to a form of leverage. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure that the use of leverage will result in a higher return on investment and using leverage could result in a net loss. In addition, use of leverage by the Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Registered investment companies such as the Fund are required to earmark assets to provide asset coverage for certain derivative transactions.

Leverage Risk. Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Not applicable.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. Investment decisions made by the Adviser in using these investment strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.

Market Risk: The securities in which the Fund invests may decline significantly in price over short or extended periods of time. Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Some of the trading strategies employed by the Fund involve attempting to take advantage of relative pricing discrepancies between related securities. The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.

Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons. These reasons may include changing economic circumstances and perceptions about the creditworthiness of individual issuers. Markets are volatile and values of individual securities can decline significantly in value in response to adverse issuer, political, regulatory, market, economic, and other developments that may cause broad changes in market values. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities.

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Target Fund	Acquiring ETF
Models and Data Risk: When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether.
Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Models and Data Risk. The Adviser relies on its proprietary model (“Models and Data”) in making investment decisions for the Fund. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential loss.

Options Risk: Options are complex derivatives that involve risks and are not suitable for everyone. Options trading can be speculative in nature and carry substantial risk of loss. Options may be subject to greater fluctuations in value than an investment in the underlying securities. There are significant differences between securities and options that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives. Options may also be illiquid and the Fund may have difficulty closing out its position prior to expiration.
Same
•Protective Put Option Risk: A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option, the obligation to buy the underlying security, index, currency or other instrument at a specified exercise price. When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.
Same
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Target Fund	Acquiring ETF
•Protective Put Spread Risk: When the Fund purchases a protective put spread on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value. The put spread also will not protect the entire loss of the security, but only in the amount equal to the value of the long put options less the value of the short put options.
Same
•Covered Call Option Risk: A covered call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying securities above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
Same
•Call Spread Writing Risk: By writing call spreads (or put spreads) in return for the receipt of premiums, the Fund will give up some of the opportunity to benefit from potential increases (or decreases) in the value of the underlying securities above (or below the exercise prices) of the written options. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time.
Same
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Target Fund	Acquiring ETF
Recent Market Events Risk: Periods of market volatility may occur in response to pandemics or other events outside of the Adviser’s control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. COVID-19 has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways and may continue to do so in the future. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact.

Recent Market Events Risk. Periods of market volatility may occur in response to pandemics, acts of war, or events affecting global markets. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. The extent to which COVID-19 may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

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Target Fund	Acquiring ETF
Redemption Risk: The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
See above ETF Risk - Cash Redemption Risk.
Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Code Section 1256 be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment for certain shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

Investment Restrictions of the Target Fund and the Acquiring ETF
The investment restrictions for the Target Fund and the Acquiring ETF are identical as outlined below.
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of
    Information Statement/Prospectus    13

the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
(1) The Fund is a “diversified company” as defined by the 1940 Act.
(2) The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3) The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4) The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5) The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6) The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7) The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(8) The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This restriction does not apply to investments in other investment companies or securities of the U.S. Government, its agencies or instrumentalities. The Fund will consider the portfolio of underlying investment companies when determining compliance with its concentration policy.)
Non-Fundamental Investment Policies
The Target Fund and the Acquiring ETF each observes the following policy, which is not deemed fundamental and may be changed without shareholder approval. The Fund may not make any change to its investment policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities, without first providing its shareholders with at least 60 days’ prior notice.
PERFORMANCE HISTORY
For the Conversion, the Acquiring ETF will be the surviving legal entity, and will adopt the accounting history of the Target Fund. As a result, the Acquiring ETF will assume the financial and performance history of the Target Fund when the Conversion closes.
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The following performance information indicates some of the risks of investing in the Target Fund. The bar chart shows the Target Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Fund’s average annual returns for one-year, five years and since inception periods compare with those of a broad measure of market performance. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how the Acquiring ETF will perform in the future. Updated performance information is available by calling the Target Fund toll-free at 888‑244-4601.
Calendar Year Total Returns
The Target Fund’s year-to-date return as of June 30, 2022 was -13.19%.

Highest Quarterly Return	Q2: 2020	12.16%
Lowest Quarterly Return	Q1: 2020	-11.57%

Average Annual Total Returns
For Periods Ended December 31, 2021 for the Target Fund

	1 Year	5 Years	Since Inception November 30, 2016
Return Before Taxes	18.46%	10.79%	10.89%
Return After Taxes on Distributions	18.32%	10.55%	10.62%
Return After Taxes on Distributions and Sale of Shares	11.04%	8.54%	8.62%
CBOE S&P 500 Buy Write Index (BXM) (reflects no deduction for fees, expenses, or taxes)	20.47%	7.84%	7.73%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
    Information Statement/Prospectus    15

MANAGEMENT OF THE FUNDS
Investment Adviser
Soundwatch Capital, LLC, is the investment adviser to the Target Fund and the Acquiring ETF and is located at 485 Madison Avenue, 7th Floor, New York, NY 10022. Soundwatch is a privately owned New York corporation that became an SEC-registered investment adviser in January 2014.
Target Fund
The Adviser is responsible for the day-to-day management of the Target Fund in accordance with the Fund’s investment objective and policies. The Adviser also furnishes the Target Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. Pursuant to the investment advisory agreement, the Target Fund pays the Adviser a management fee at an annualized rate of 0.66% of average daily net assets. For the fiscal year ended October 31, 2021, the Adviser received management fees of 0.66% of the Target Fund’s average daily net assets.
The Target Fund is responsible for its own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the Target Fund to ensure that the Target Fund's aggregate annual operating expenses (excluding taxes, leverage expense, brokerage commissions, acquired fund fees and expenses, interest expense and dividends paid on short sales or extraordinary expenses) do not exceed 0.66% of the Target Fund's average daily net assets.
The Operating Expenses Limitation Agreement will remain in effect through at least February 28, 2023, and may be terminated only by the Board. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower. Notwithstanding the foregoing, to the extent the Adviser previously waived fees or paid expenses for the Target Fund, the Board has determined it appropriate and pursuant to the Agreement and Plan of Reorganization, the Adviser may recoup any such fees and expenses for up to three years from the date such fees and expenses were waived or paid on behalf of the Target Fund prior to the Reorganization.
A discussion regarding the Board’s basis for approving the investment advisory agreement for the Target Fund is included in the annual report to shareholders for the fiscal year ended October 31, 2021.
Acquiring ETF
The Acquiring ETF has entered into an investment advisory agreement with the Adviser and is responsible for the day-to-day management of the Acquiring ETF in accordance with its investment objective and policies. The Adviser also furnishes the Acquiring ETF with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. Under the advisory agreement, the Adviser has agreed to pay all expenses of the Acquiring ETF except for the fee paid to the Adviser pursuant to the advisory agreement and agrees to pay all expenses of Acquiring ETF, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the Trust’s independent trustees); (iv) distribution fees and expenses paid by the Acquiring ETF under any
    Information Statement/Prospectus    16

distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act; (v) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (vi) any fees and expense related to the provision of securities lending services; and (vii) the advisory fee payable to the Adviser. For its services, the Adviser is entitled to a unitary management fee that is calculated at an annual rate of 0.60% of the Acquiring ETF’s average daily net assets.
A discussion regarding the Board’s basis for approving the investment advisory agreement for the Acquiring ETF will be included in the semi-annual report to shareholders for the fiscal period ending April 30, 2023.
Portfolio Managers
Robert Hammer – Co-Founder
Mr. Hammer served as a portfolio manager of the Target Fund since the Target Fund’s inception in 2016, and has served as a portfolio manager of the Acquiring ETF since its October 24, 2022 inception. Before co-founding the Adviser in 2014, Mr. Hammer worked for more than 20 years in structuring and managing derivative investments and teams for global banks in London, Paris, Tokyo, and New York. He worked at RBS (previous ABN AMRO) in London and New York from 1999 to 2013. Most recently, from 2009 to 2013, Mr. Hammer was Managing Director and Head of Equities and Equity Derivatives at RBS Americas, leading a team of 100 professionals. Mr. Hammer has a BS from the University of Delaware and an MBA from Wharton Business School at the University of Pennsylvania.
Jan Bos – Co-Founder
Mr. Bos served as a portfolio manager of the Target Fund since the Target Fund’s inception in 2016, and has served as a portfolio manager of the Acquiring ETF since its October 24, 2022 inception. Before co-founding the Adviser in 2014, Mr. Bos worked for more than 20 years building and managing investment products and teams at financial institutions in Amsterdam, London, and New York. Mr. Bos started ABN AMRO Equity Derivatives with two other colleagues in Amsterdam in 1992, helping to build it into a globally recognized multi-billion dollar derivatives business as Managing Director and Head of Dutch and US markets. He Co-Founded Volteq Capital in 2002, an Investment Company managing a hedged equity fund and a volatility fund. Most recently, from 2010 to 2013, Mr. Bos was an advisor for ABN AMRO, Milliman and a Dutch public housing association, restructuring its multi-billion loan and derivatives portfolio. Mr. Bos has an MBA from RSM Erasmus University in the Netherlands and a Masters in Physics from Delft University of Technology in the Netherlands.
The SAIs for the Target Fund and Acquiring ETF provide additional information about the Portfolio Managers' compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of shares.
DIFFERENCE IN PURCHASE PROCEDURES AND REDEMPTION PROCEDURES
There are material differences in the distribution procedures, purchase procedures and redemption procedures. The table below summarizes the changes generally, but please see the narrative discussion following the table for more information about these topics. Additionally, see Appendix A - More Information on Purchases and Redemptions.
    Information Statement/Prospectus    17

	Target Fund	Acquiring ETF
Distribution	Shares may be purchased directly from the fund or through financial intermediaries, including platforms.	Individual shares may be purchased in the secondary market on an exchange, through a broker.

New shares may only be purchased directly from an ETF in large groups called “creation units” (25,000 or more shares) and only through an “Authorized Participant.”
Purchase procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the Exchange, through a broker. Authorized Participants may purchase creation units of shares from the Trust.
Redemption procedures	Shareholders may redeem shares directly from the Target Fund at NAV at any time and will receive proceeds in cash.
Individual shareholders “exit” their investment in the Acquiring ETF by selling shares on the Exchange, through a broker.

Shares may only be redeemed in creation units by Authorized Participants; redeeming shareholders receive securities, not cash.

For both the Target Fund and the Acquiring ETF, the NAV of a Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for business.
The Target Fund and the Acquiring ETF each employ fair value pricing selectively to ensure greater accuracy in its daily NAV. The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable.
Differences in Purchases of Shares
Target Fund
Shares of the Target Fund are sold at NAV. Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Target Fund shares may be purchased on any business day by written request via mail (Soundwatch Hedged Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 888‑244-4601, or through a financial intermediary. Target Fund shares may also be purchased by wire transfer. The minimum initial investment for the Target Fund is $2,500,000 with no minimum subsequent investment.
Acquiring ETF
Shares of the Acquiring ETF are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because the Acquiring ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Acquiring ETF issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Acquiring ETF generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of cash.
When purchasing shares of the Acquiring ETF, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price
    Information Statement/Prospectus    18

a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Differences in Redemption of Shares
Target Fund
Shares of the Target Fund are redeemed directly from the Target Fund at NAV on any day that the NYSE is open for trading, subject to certain restrictions. Target Fund shares may be redeemed on any business day by written request via mail (Soundwatch Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 888‑244-4601, or through a financial intermediary. Target Fund shares may also be redeemed by wire transfer.
Acquiring ETF
The Acquiring ETF is traded on the Exchange. Individual ETF shares are not redeemed by investors directly from the Acquiring ETF. To exit an investment, an investor would sell individual ETF shares on the Exchange through a broker-dealer. If an investor wishes to sell shares of the Acquiring ETF, the investor should contact their broker. Investors may incur a brokerage fee when selling shares of the Acquiring ETF. Because the shares trade on an exchange at market prices rather than at the NAV shares may trade at market prices that are greater than (premium) or less than NAV (discount).
Only certain large investors that have contractually agreed to be, and have been designated as, APs are able to redeem large blocks of shares directly with the Acquiring ETF. Redemption activity conducted by APs directly with the Acquiring ETF will generally be done in increments of 25,000 share Creation Units. A Transaction Fee is charged per Creation Unit to APs who redeem shares in Creation Units.
DISTRIBUTOR
Quasar Distributors, LLC (the “Distributor”) is the distributor for both the Target Fund and the Acquiring ETF. The Distributor is a broker-dealer registered with the SEC.
For the Target Fund, the Distributor provides certain administration services and promotes and arranges for the sale of the Target Fund shares. The offering of the Target Fund’s shares is continuous.
For the Acquiring ETF, the Distributor distributes Creation Units on an agency basis and does not maintain a secondary market in the shares.
Neither the Target Fund nor the Acquiring ETF charges Rule 12b-1 distribution fees, sales loads or deferred sales loads.
INFORMATION ABOUT THE CONVERSION
Conversion
As further explained in this Information Statement/Prospectus, the Conversion will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), a form of which is provided in Appendix B. Under the Plan of Reorganization, the Target Fund will transfer all of its assets (other than cash paid out to shareholders for fractional shares, if any) to the Acquiring ETF in exchange for the assumption of all liabilities of the Target Fund by the Acquiring ETF and shares of the Acquiring ETF having an aggregate NAV (other than cash in lieu paid out for fractional shares, if any) equal to the aggregate NAV of the shares of the Target Fund on the Closing Date for the Conversion (currently, the Closing Date is expected to be October 21, 2022. The shares of the Acquiring ETF will be distributed pro rata to the shareholders of the Target Fund in complete liquidation of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the Acquiring ETF (and cash in lieu of fractional shares, if any) equal in value to the aggregate NAV of the shares of the Target Fund that the shareholder
    Information Statement/Prospectus    19

held immediately prior to the Conversion. As a result of the Conversion, a shareholder of the Target Fund will have approximately the same percentage of ownership in the Acquiring ETF as such shareholder’s percentage of ownership in the Target Fund prior to the Conversion, adjusted for the payment of cash in redemption of fractional shares, if any.
The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Fund and the Acquiring ETF, has approved the Plan of Reorganization. The Plan of Reorganization provides for:
a.the transfer of all of the assets (other than paid out for fractional shares, if any) and the liabilities of the Target Fund to the Acquiring ETF in exchange for shares of the Acquiring ETF;
b.the distribution of the Acquiring ETF shares to the Target Fund’s shareholders; and
c.the termination of the Target Fund as a separate series of the Trust.
If the proposed Conversion is completed, the Acquiring ETF will acquire all of the assets (other than those paid out for fractional shares, if any) and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Acquiring ETF with an aggregate NAV equal to the aggregate NAV of the Target Fund shares that the shareholders own immediately prior to the Conversion (other than those paid out for fractional shares, if any).
Reasons for the Proposed Conversion
The Conversion has been proposed because the Adviser believes that it is in the best interests of the Target Fund and its shareholders if the Target Fund is merged with the Acquiring ETF because (1) the Acquiring ETF has an identical investment objective and the same investment strategies and policies as the Target Fund; (2) operating the investment strategy in the ETF model is expected to be less expensive than continuing to operate in a mutual fund model; (3) shareholders will be able to purchase or sell shares of the Acquiring ETF throughout the trading day at the then prevailing market price; and (4) the Acquiring ETF will have a lower total expense ratio than the Target Fund and may provide certain tax efficiencies as discussed below under the sub-heading “Federal Tax Consequences.”
The Adviser recognizes that after the Conversion, shareholders will no longer have the right to redeem shares individually from the Acquiring ETF directly for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, the Adviser believes that operating the Target Fund as an ETF will result in a better outcome for shareholders over the long-term.
The Adviser believes the Acquiring ETF will be less expensive to operate because some types of fees, commonly paid by mutual funds, are not paid by ETFs or are paid at a much lower level. These fees are:
a.Transfer agency fees, which are paid to transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and less expensive because the ETF can use a system operated by DTC. Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds.
b.Shareholder servicing fees, which are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. ETFs do not have these programs and shareholders receive this information from their financial intermediaries instead.
    Information Statement/Prospectus    20

c.State registration fees, which many states require mutual funds to pay. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are lower than the state registration fees for mutual funds.
d.Custody fees, which are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a much lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by a fund and its shareholders.
e.When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are generally not incurred by the ETF. When a block of shares is purchased from the Acquiring ETF, the Acquiring ETF will generally receive securities in-kind, and the Acquiring ETF will not incur the brokerage costs associated with purchasing those securities. When the Acquiring ETF receives cash for all or part of a creation unit purchase, the AP pays an additional transaction fee to offset brokerage expenses associated with cash transactions.
f.When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and pay custody fees on those trades and realize capital gains and losses that may need to be distributed to all shareholders. When a block of shares is redeemed from the Acquiring ETF, the redemption is generally paid out by delivering to the AP shares of the underlying portfolio holdings, which means that the Acquiring ETF generally does not sell portfolio holdings to pay redemptions. Similar to purchases of creation units, when the Acquiring ETF pays cash for all or part of a creation unit redemption, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.
The Adviser believes that all of these fee reductions will contribute to lower overall total expense ratios for the Acquiring ETF.
Board Considerations
In considering and approving the Conversion at meetings held on August 25-26, 2022, the Board discussed the future of the Target Fund and the advantages of reorganizing the Target Fund into the Acquiring ETF. Among other things, the Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Conversion, the principal terms and conditions of the Conversion Agreement, including that the Conversion be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.
In considering the Conversion, the Board took into account a number of additional factors. Some of the more prominent considerations are discussed further below. The Board considered the following matters, among others and in no order of priority:
a.The limited shareholder base and the Adviser’s view as to the limited prospects for future asset growth in the Target Fund and its future viability as opposed to its future prospects if it operated as an ETF;
b.The fact that there are no differences in investment objective, principal investment strategies, principal risks, investment restrictions or portfolio management between the Target Fund and the Acquiring ETF, with the exception of ETF-specific risks;
    Information Statement/Prospectus    21

c.The Acquiring ETF has the same investment adviser and portfolio managers responsible for day-to-day management as the Target Fund and the Board will continue to oversee the Acquiring ETF;
d.The unitary management fee for the Acquiring ETF is lower than the current management fee and contractual expense limitation of the Target Fund;
e.The unitary management fee that Soundwatch has agreed to maintain for the Acquiring ETF is lower than the contractual expense limitation currently in place for the Target Fund;
f.The Conversion may result in certain economies of scale for the Acquiring ETF as the total net operating expense ratio for the Acquiring ETF is expected to be lower than the Target Fund following the Conversion because of lower operational costs associated with ETFs;
g.The benefits of the ETF structure, including increased flexibility to buy and sell shares at current prices, the transparency of portfolio holdings as well as the tax advantages of the ETF structure as discussed above;
h.The Conversion, as contemplated by the Conversion Agreement, will be a tax-free reorganization;
i.The costs of the Conversion, as set forth in the Conversion Agreement, will be borne by the Adviser;
j.The interests of the current shareholders of the Target Fund and the Acquiring ETF will not be diluted as a result of the Conversion;
k.The Target Fund shareholders will receive Acquiring ETF shares with the same aggregate net asset value as their Target Fund shares (adjusted for distributions to redeem fractional shares, if any); and
l.After the Conversion, the Acquiring ETF shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the Exchange.
The Board, including all of the Independent Trustees, concluded that the Conversion of the Target Fund into the Acquiring ETF was in the best interests of the Target Fund and its shareholders, and that the Target Fund’s shareholders would not have their interests diluted as a result of the Conversion. The determinations on behalf of the Target Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Conversion is in the best interests of shareholders of the Target Fund and the Acquiring ETF, and accordingly, unanimously approved the Conversion of the Target Fund into the Acquiring ETF and the Conversion Agreement.
Costs and Expenses of the Conversion
The Plan provides that all expenses of the Conversion will be borne by Soundwatch. Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by the Trust. The costs associated with the Conversion are expected to be approximately $107,500.
    Information Statement/Prospectus    22

Capitalization
The following table sets forth, as of August 31, 2022, (a) the unaudited capitalization of the Target Fund and (b) the unaudited pro forma combined capitalization of the Acquiring ETF assuming the proposed Conversion has taken place. The capitalization is likely to be different on the Closing Date as a result of daily Target Fund share purchase, redemption and market activity.

Fund Capitalization as of August 31, 2022	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund	$98,957,929	4,552,653	$21.74
Acquiring ETF (Pro Forma)*	$98,957,929	4,552,653	$21.74
*Reflects the estimated pro forma capitalization of the Acquiring ETF at August 31, 2022, as though the Conversion had occurred on August 31, 2022, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring ETF will be received by the shareholders of the Target Fund on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date.
Federal Tax Consequences
The Conversion is expected to be a tax-free reorganization under Section 368(a) of the Code (except with respect to that cash, if any, received by a shareholder in lieu of fractional shares may be currently taxable). Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Conversion. As a non-waivable condition to the Conversion, the Trust will have received an opinion of counsel to the effect that the Conversion will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code. For more information on the tax consequences of a reorganization, see “Additional Information Relating to the Conversion – Federal Income Taxes” later in this Information Statement/Prospectus.
DIVIDENDS AND DISTRIBUTIONS
Target Fund
The Target Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Target Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.
All distributions will be reinvested in Target Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Target Fund shares; (2) reinvest dividends in additional Target Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Dividends will be taxable whether received in cash or in additional shares.
Acquiring ETF
The Acquiring ETF intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. The Acquiring ETF will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. The investor’s broker is responsible for distributing the income and capital gain distributions to the investor.
    Information Statement/Prospectus    23

TAXES
Target Fund
The Target Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Target Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.
The Target Fund typically makes distributions of dividends and capital gains. Dividends are taxable as ordinary income or, in some cases, qualified dividend income, depending on the source of such income to the distributing Target Fund and provided that both the Target Fund and a shareholder satisfies certain holding periods. The tax rate you pay on capital gain distributions will depend on how long the Target Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Generally, none or only a small portion of the dividends paid to you as a result of the Target Fund’s investment in real estate investment trusts (“REITs”) is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. The eligibility for qualified dividend tax rates depends on the underlying investments of a Fund. Some or all distributions may not be eligible for this preferential tax rate. A 3.8% surtax applies to net investment income, which generally includes dividends and capital gains from an investment in the Target Fund for individual shareholders with adjusted gross income over $200,000 for single filers and $250,000 for married joint filers. Although distributions generally are taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received the prior December.
For taxable years beginning after 2017 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or an S Corporation. For this purpose, “qualified business income” generally includes ordinary dividends paid by a real estate investment trust (“REIT”) and certain income from publicly traded partnerships. Regulations adopted by the United States Treasury allow non-corporate shareholders of a fund to benefit from the 20% deduction with respect to net REIT dividends received by a fund if the fund meets certain reporting requirements, but do not permit any such deduction with respect to publicly traded partnerships.
If you sell or exchange your Target Fund shares, it is a taxable event for you. Depending on the purchase and sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction from and your investment in the Target Fund. The Code limits the deductibility of capital losses in certain circumstances.
Acquiring ETF
The Acquiring ETF intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Acquiring ETF owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Acquiring ETF for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Acquiring ETF for one year or less generally result in short-term capital gains and losses. For this purpose, the period during which the Acquiring ETF holds an asset includes the period during which the Target Fund held that asset. Distributions of the Acquiring ETF’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Acquiring ETF as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-
    Information Statement/Prospectus    24

corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Acquiring ETF as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Acquiring ETF received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Acquiring ETF before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in the Acquiring ETF shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If the Acquiring ETF’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Shares and result in a higher capital gain or lower capital loss when the Shares are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Shares will be treated as gain from the sale of the Shares.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Acquiring ETF will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Acquiring ETF may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
The Acquiring ETF (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less provided that the shareholder holds the Shares as capital assets. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.
    Information Statement/Prospectus    25

Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rule applies and when a loss might be deductible.
FINANCIAL HIGHLIGHTS SUMMARY
The fiscal year end of the Target Fund and the Acquiring ETF is October 31. The financial highlights for the Target Fund are included in Appendix C, and have been derived from financial statements audited by BBD, LLP, except for information provided for the six months ended April 30, 2022, which is unaudited.
The financial highlights of the Target Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2021, which have been audited by BBD, LLP, the registered independent public accounting firm for the Target Fund and the Acquiring ETF; and (ii) the Semi-Annual Report to shareholders of the Target Fund for the six months ended April 30, 2022, which is unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Soundwatch Hedged Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, and are incorporated by reference into this Information Statement/Prospectus.
As of the date of this Information Statement/Prospectus, the Acquiring ETF has not commenced operations and has no financial highlights. The Acquiring ETF will assume the accounting history of the Target Fund at the closing of the Conversion.
DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS
Set forth below is a description of the Acquiring ETF shares to be issued to the shareholders of the Target Fund in the Conversion. Also set forth below is a discussion of the rights of shareholders of each Fund. Because both Funds are series of the Trust, the Funds’ shares have identical characteristics.
The following is a summary of the material rights of shareholders of the Funds, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), the Trust’s Agreement and Declaration of Trust, and the Trust’s Amended and Restated Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Target Fund and Acquiring ETF are series of the Trust, an open-end management investment company organized as a Delaware statutory trust on August 28, 2003. The Target Fund and the Acquiring ETF both offer one class of shares.
    Information Statement/Prospectus    26

Capital Stock. The Trust is authorized to issue an unlimited number of interests (or shares). The Target Fund is an open-end mutual fund and the Acquiring ETF is an ETF. Both are series formed by the Trust. Interests in the Target Fund and the Acquiring ETF are represented by shares of beneficial interest each with no par value. As of the date of this Information Statement/Prospectus, shares of approximately 16 other series of the Trust are offered in separate prospectuses and statements of additional information. The Trust may start additional series and offer shares of new funds under the Trust at any time.
Voting Rights. Each share of the Target Fund and the Acquiring ETF represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund. Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. The Trust is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of the Trust. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of the Trust are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
FUND TRUSTEES AND OFFICERS
The Trust is managed by the Board. The persons sitting on the Board will continue to be the same after the Conversion.
OTHER SERVICE PROVIDERS
The Acquiring ETF will use the same service providers as currently used by the Target Fund:

Role	Service Provider
Administrator	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Fund Accounting Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Transfer Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103
Information about the Acquiring ETF’s administrator, fund accountant and transfer agent, and custodian can be found in the Statement of Additional Information connected with this Information Statement/Prospectus dated [Shareholder Letter Date], 2022.
    Information Statement/Prospectus    27

OWNERSHIP OF SECURITIES OF THE FUNDS
As of August 31, 2022, the Record Date, the Funds had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Funds as a group owned less than 1% of the outstanding voting securities of each of the Funds.

Shares Issued & Outstanding as of August 31, 2022
Target Fund	4,552,653
Acquiring ETF	None
As of August 31, 2022, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target Fund:
Target Fund

Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
Charles Schwab & Company 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	81.00%	Record
Any shareholder that owns 25% or more of the outstanding shares of a fund or a class of a fund may be presumed to “control” (as that term is defined in the 1940 Act) the fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a fund.
AVAILABLE INFORMATION
The Trust is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Conversion and the issuance of shares of the Acquiring ETF will be passed on by the law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004.
EXPERTS
The financial statements and financial highlights of the Target Fund and Acquiring ETF incorporated in this Information Statement/Prospectus by reference from the Target Fund's Annual Report on Form N‑CSR for the fiscal year ended October 30, 2021 have been audited by BBD, LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
OTHER MATTERS
The Target Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of
    Information Statement/Prospectus    28

Trust for Advised Portfolios at U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

[signature]
Russell B. Simon
President and Principal Executive Officer,
Trust for Advised Portfolios
    Information Statement/Prospectus    29

APPENDIX A

MORE INFORMATION ON PURCHASES AND REDEMPTIONS OF SHARES

Purchases and Redemptions/Sales of Fund Shares
Target Fund
The Target Fund is a mutual fund, and investors can purchase and redeem shares directly from the Target Fund or indirectly through intermediaries. Investors may purchase, exchange or redeem the Target Fund’s shares at that Target Fund’s NAV next computed after receipt of the order. Transactions will only occur on days the NYSE is open. On holidays and other days when the NYSE is closed, the Target Fund’s NAV is not calculated and the Target Fund does not accept buy or sell orders. However, the value of the Target Fund’s assets may still be affected on those days, because the Target Fund holds foreign securities that trade on days that foreign securities markets are open.
To purchase, exchange or redeem shares of the Target Fund, investors must submit orders to the Target Fund by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day.
Investors who wish to purchase, exchange or redeem Target Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Target Fund may be placed.
The Target Fund imposes a 1% redemption fee on redemptions of shares held less than 180 days. The Target Fund also impose a wire fee for transactions by wire. When shares are redeemed from the Target Fund, the redemption proceeds are delivered to the shareholder within seven days.
Acquiring ETF
The Acquiring ETF’s shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares.
Individual shareholders do not pay a redemption fee to the Trust when selling shares on the Exchange. When a shareholder purchases or sells shares on the Exchange, the purchase and sale are handled through the shareholder’s brokerage account.
In addition to any brokerage commission, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to the Acquiring ETF’s shares varies over time based on the Acquiring ETF’s trading volume and market liquidity, and is generally lower (or narrow) if the Acquiring ETF has a lot of trading volume and market liquidity and higher (or wider) if the Acquiring ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Acquiring ETF shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.
ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater or less than the NAV. Generally, the Acquiring ETF will only issue or redeem ETF shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Acquiring ETF’s distributor, as
Appendix A    A-1    More Information on Purchases and Redemptions of Shares

discussed in the Purchase and Issuance of Creation Units section of the Statement of Additional Information. The Acquiring ETF will issue or redeem Creation Units in return for a basket of assets that the ETF specifies each day. In limited circumstances, ETF shares may be individually issued outside of Creation Units to participants in a dividend reinvestment program offered by a broker.
Pricing
The procedures for calculating the NAV of shares are substantially similar for both the Target Fund and the Acquiring ETF.
Net Asset Value. For both the Target Fund and the Acquiring ETF, the NAV of the Fund is determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time) on each day the Fund is open for business.
For both the Target Fund and the Acquiring ETF, NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. Under normal conditions, a Fund’s securities are valued based upon readily available price quotations. Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Fund’s officers under methods authorized by the Board.
Fair Value Pricing. When reliable market quotations are not readily available or the Target Fund's or Acquiring ETF’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset is valued at its fair value as determined under procedures approved by the Board. Valuing securities at fair value is intended to ensure that a Fund is accurately priced and involves reliance on judgment. Fair value determinations are made in good faith in accordance with the procedures adopted by the Board. The Board will regularly evaluate whether a Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Adviser and Trust’s valuation committee. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that a Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Funds' portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
Other types of investments that a Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
Appendix A    A-2    More Information on Purchases and Redemptions of Shares

Frequent Trading/Market Timing
The Target Fund and the Acquiring ETF have different approaches to frequent trading or market timing.
Target Fund
The Board has adopted policies and procedures to prevent frequent transactions in the Target Fund. The Target Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Target Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Target Fund makes efforts to identify and restrict frequent trading, the Target Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Target Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Target Fund believes is consistent with shareholder interests.
The Target Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Target Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Target Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Target Fund handles, there can be no assurance that the Target Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Target Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Target Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Target Fund’s Distributor, on behalf of the Target Fund, has entered into written agreements with each of the Target Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Target Fund with certain shareholder and identity trading information so that the Target Fund can enforce its market timing policies.
The Target Fund employs fair value pricing selectively, as discussed above, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.
Acquiring ETF
Unlike frequent trading of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Acquiring ETF on the secondary market does not disrupt portfolio management, increase the Acquiring ETF’s trading costs, lead to realization of capitalization gains, or otherwise harm the Acquiring ETF’s shareholders because these trades do not involve the ETF directly. Certain institutional investors are authorized to purchase and redeem the Acquiring ETF’s shares directly with the ETF. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Acquiring ETF imposes transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the ETF in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that the Acquiring ETF’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Acquiring ETF.
Appendix A    A-3    More Information on Purchases and Redemptions of Shares

APPENDIX B
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this ___ day of _____, 202_ by and among (i) Trust for Advised Portfolios, a Delaware statutory trust (the “Trust”), severally and not jointly on behalf of its series, the Soundwatch Hedged Equity Fund (the “Target Fund”) and (ii) the Trust, severally and not jointly on behalf of its series, the Soundwatch Hedged Equity ETF (the “Acquiring ETF”). Soundwatch Capital, LLC, is a party to this Agreement solely for purposes of paragraph 9.2. Other than the Target Fund and the Acquiring ETF, no other series of the Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target Fund or Acquiring ETF are made and shall be taken or undertaken by the Trust on behalf of the Target Fund and Acquiring ETF.
        WHEREAS, the parties hereto intend for the Acquiring ETF and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring ETF will acquire all of the Assets (as defined in Section 1.1(b)) and assume all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund solely in exchange for shares of the Acquiring ETF (“Acquiring Fund Shares”) of equal value (except for the value of any fractional shares which will be distributed in cash to Target Fund Shareholders (as defined in Section 1.1(d) below) upon the closing of the Conversion) to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will immediately distribute such Acquiring ETF Shares to shareholders of the Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Conversion”);
WHEREAS, the Acquiring ETF is a “shell” series of the Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;
WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and
WHEREAS, the parties hereto intend for (i) this Agreement to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.
WHEREAS, the Boards of Trustees of the Trust have authorized and approved the Conversion with respect to the Target Fund and the Acquiring ETF.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
.    DESCRIPTION OF THE CONVERSION
1.1.    The Trust agrees to take the following steps with respect to the Conversion:
(a)The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring ETF, and the Acquiring ETF in exchange therefor shall assume the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of Acquiring ETF Shares (excluding fractional shares) determined in the manner set forth in Section 2.
(b)The assets of the Target Fund to be transferred to the Acquiring ETF shall consist of all assets, property, and goodwill including, without limitation, all cash, securities,

Appendix B    B-1    Form of Agreement and Plan of Reorganization

commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”). Assets shall not include the assets required to pay out any fractional shares in cash to Target Fund Shareholders (as defined in Section 1.1(d) below) upon the closing of the Conversion.
(c)The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Liabilities of the Target Fund shall include, but not be limited to, any accrued fee waiver or expense reimbursement amounts that the Target Fund may be or may become liable for pursuant to the Target Fund’s Operating Expenses Limitation Agreement entered into by the Trust, on behalf of the Target Fund, and Soundwatch Capital, LLC. The Acquiring ETF shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).
(d)As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring ETF Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring ETF Shares then credited to the account of the Target Fund on the books of the Acquiring ETF to open accounts on the share records of the Acquiring ETF in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring ETF shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form. Notwithstanding anything to the contrary herein, fractional Acquiring ETF Shares will not be issued to the Target Fund’s shareholders. Target Fund shareholders who would otherwise have been entitled to receive fractional Acquiring ETF Shares will receive a cash payment in lieu thereof.
(e)Ownership of Acquiring Fund Shares will be shown on the Acquiring ETF’s books, as such are maintained by its transfer agent.
2.    VALUATION
2.1.    With respect to the Conversion:
(a)The net value of the Target Fund’s Assets to be acquired by the Acquiring ETF hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Trust’s Board of Trustees (“Target Fund Valuation Procedures”).
(b)The number of Acquiring ETF Shares issued by the Acquiring ETF in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as

Appendix B    B-2    Form of Agreement and Plan of Reorganization

of the Valuation Time (except for the value of any fractional shares which will be distributed in cash to Target Fund shareholders upon the closing of the Conversion).
(c)The net asset value per share of the Acquiring ETF Shares issued in connection with the Conversion shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring ETF Shares issued in connection with the Conversion (described in Section 2.1(b)).
(d)All computations of value shall be made by the Target Fund’s administrator using the Target Fund Valuation Procedures.
(e)“Valuation Time” shall mean immediately after the close of regular trading on the NYSE on the Valuation Date.
(f)“Valuation Date” shall mean the business day next preceding the Closing Date.
    3.    CLOSING AND CLOSING DATE
3.1.    The Conversion shall close on October 21, 2022 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Conversion (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Conversion may be held in person, by facsimile, email or such other communication means as the parties may agree.
3.2.    With respect to the Conversion:
(a)The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring ETF’s custodian (the “Acquiring Custodian”) for the account of the Acquiring ETF duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring ETF may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring ETF or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring ETF or the Acquiring Custodian, such as brokers’ confirmation slips.
(b)The Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring ETF no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the

Appendix B    B-3    Form of Agreement and Plan of Reorganization

Closing or promptly thereafter, a certificate of an authorized officer of the Trust stating that all such taxes have been paid or provision for payment has been made.
(c)At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring ETF or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring ETF may reasonably request.
(d)The Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring ETF at the Closing a certificate of an authorized officer stating that its records, as provided to the Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring ETF shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring ETF Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Trust that such Acquiring ETF Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring ETF. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
(e)In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.    REPRESENTATIONS AND WARRANTIES
4.1.    The Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Trust and the Acquiring ETF as follows:
(a)The Target Fund is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust, as amended, and By-Laws, each as currently in effect (“Trust Governing Documents”) to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

Appendix B    B-4    Form of Agreement and Plan of Reorganization

(c)No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;
(f)Except as otherwise disclosed to and accepted by or on behalf of the Acquiring ETF, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring ETF will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring ETF, the Acquiring ETF will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;
(g)The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Trust is a party or by which it is bound;
(h)Except as otherwise disclosed in writing to and accepted by or on behalf of the Trust, on behalf of the Acquiring ETF, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA

Appendix B    B-5    Form of Agreement and Plan of Reorganization

that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i)The financial statements of the Target Fund for the Target Fund’s fiscal year ended October 31, 2021, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j)The Trust has been furnished with unaudited financial statements of the Target Fund as of April 30, 2022. Such statements were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
(k)Since October 31, 2021, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;
(l)On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of the Trust (on behalf of the Acquiring ETF), to the Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

Appendix B    B-6    Form of Agreement and Plan of Reorganization

(m)The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;
(n)The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (l) or (m) of this Section 4.1;
(o)All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(p)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(q)Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring ETF with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) and such information as of the date provided, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in

Appendix B    B-7    Form of Agreement and Plan of Reorganization

reasonable reliance upon and in conformity with information that was furnished by the Trust for use therein;
(r)The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;
(s)The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(t)The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;
(u)The Target Fund has no unamortized or unpaid organizational fees or expenses;
(v)Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring ETF, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;
(w)The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder;
(x)The Acquiring ETF Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;
(y)The Target Fund has maintained since its formation its October 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its October 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year;”
(z)The Target Fund has satisfied (i) all material federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2021 excise tax and October 31, 2021 income tax distribution requirements. The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any return; and
(aa)The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury regulations.
4.2.     The Trust, on behalf of itself or, where applicable, the Acquiring ETF, represents and warrants to the Trust and the Target Fund as follows:
(a)The Acquiring ETF is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Trust Governing Documents to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

Appendix B    B-8    Form of Agreement and Plan of Reorganization

(b)The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Conversion under the 1933 Act will be in full force and effect;
(d)No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring ETF and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)The prospectus and statement of additional information of the Acquiring ETF to be used in connection with the Conversion will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)The execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring ETF or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring ETF or the Trust is a party or by which it is bound;
(g)Except as otherwise disclosed in writing to and accepted by or on behalf of the Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Acquiring ETF that, if adversely determined, would materially and adversely affect the Trust’s or the Acquiring ETF’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Acquiring ETF is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(h)The Acquiring ETF will be at the time of Closing a new series of the Trust, without assets (other than nominal seed capital received in exchange for a nominal number of shares (“Initial Shares”) to the seed capital investor (which shall be the investment adviser of the Acquiring ETF or an affiliate thereof) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring ETF has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued in a private placement to the initial seed capital investor of the Acquiring ETF to secure any required initial shareholder approvals. The Initial Shares have been or will be redeemed by the Acquiring ETF prior to the Closing for the price for which they were issued, and any price paid

Appendix B    B-9    Form of Agreement and Plan of Reorganization

for the Initial Shares shall at all times have been held by the Acquiring ETF in a non-interest bearing account. Immediately following the Reorganization, all of the Acquiring Fund Shares will be held by the shareholders of the Target Fund as of the Closing Date;
(i)By the Closing, (i) the Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring ETF to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring ETF;
(j)The Acquiring ETF intends to qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring ETF will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring ETF to fail to be qualified as a regulated investment company from and after the Closing;
(k)No consideration other than the Acquiring ETF Shares (and the Acquiring ETF’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in the Conversion;
(l)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring ETF, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring ETF, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(m)The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust and the Acquiring ETF;
(n)The Acquiring ETF is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(o)The Acquiring ETF on the Closing will not directly or indirectly own, any shares of the Target Fund;
(p)The Acquiring ETF will have no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Soundwatch Capital, LLC;
(q)The information provided by the Acquiring ETF for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Trust for use therein; and

Appendix B    B-10    Form of Agreement and Plan of Reorganization

(r)The Trust is not aware of any arrangement whereby it or any affiliated person of the Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Conversion.
5.     COVENANTS
5.1.    With respect to the Conversion:
(a)The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Conversion, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring ETF shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring ETF to secure any required initial shareholder approvals.
(b)The parties hereto shall cooperate in preparing, and the Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring ETF Shares to be issued in connection with the Conversion and include an information statement explaining the details of the Conversion (the “N-14 Registration Statement”).
(c)The Target Fund will assist the Acquiring ETF in obtaining such information as the Acquiring ETF reasonably requests concerning the beneficial ownership of the Target Fund’s shares.
(d)The Trust, on behalf of the Target Fund, will provide the Acquiring ETF with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring ETF, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring ETF’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring ETF as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies

Appendix B    B-11    Form of Agreement and Plan of Reorganization

thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(e)Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(f)The Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring ETF Shares received at the Closing, as set forth in Section 1.1(d).
(g)It is the intention of the parties that the Conversion will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Conversion shall take any action or cause any action to be taken (including, without limitation the filing of any return) that is inconsistent with such treatment or results in the failure of such Conversion to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.
(h)Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.
(i)The Trust, on behalf of the Target Fund, shall deliver to the Acquiring ETF copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.
(j)The Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Trust, on behalf of the Acquiring ETF, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim.
(k)The Target Fund shall furnish the Acquiring ETF, in such form as is reasonably satisfactory to the Acquiring ETF, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring ETF as a result of Section 381 of the Code, and which will be certified by the Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring ETF pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring ETF may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(l)The Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Trust Governing Documents in accordance with applicable law, and that

Appendix B    B-12    Form of Agreement and Plan of Reorganization

on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.
6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1.    With respect to the Conversion, the obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Trust and the Acquiring ETF of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)All representations and warranties of the Trust and the Acquiring ETF contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)The Trust shall have delivered to the Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring ETF made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c)The Trust and the Acquiring ETF shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring ETF, on or before the Closing Date;
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF
7.1.    With respect to the Conversion, the obligations of the Trust, on behalf of the Acquiring ETF, to consummate the transactions provided for herein shall be subject, at the Acquiring ETF’s election, to the performance by the Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)The Trust shall have delivered to the Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c)The Trust, on behalf of the Target Fund, shall have delivered to the Trust, on behalf of the Acquiring ETF (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

Appendix B    B-13    Form of Agreement and Plan of Reorganization

(d)The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b), duly executed by an authorized officer of the Target Custodian;
(e)The Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing Date;
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF AND THE TARGET FUND
With respect to the Conversion, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring ETF, the Trust, on behalf of the Target Fund or the Acquiring ETF, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.        On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.2.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring ETF or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.3.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.4.        The Trust shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Trust, as to the matters set forth on Schedule 8.4. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Trust and the officers of the Trust shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Conversion on the Target Fund, Acquiring ETF or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting or (ii) any other U.S federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring ETF may waive the condition set forth in this Section 8.4.
9.FEES AND EXPENSES
9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.    Soundwatch Capital, LLC will bear those expenses relating to the Conversion as set forth in this Section 9.2, whether or not the Conversion is consummated. The costs relating to the Conversion to be borne by Soundwatch Capital, LLC shall include costs associated with organizing the Acquiring ETF, costs associated with the preparation, printing and distribution of

Appendix B    B-14    Form of Agreement and Plan of Reorganization

the N-14 Registration Statement for the Conversion (including the prospectus/proxy statement contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof). The costs relating to the Conversion shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Conversion, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring ETF nor the Target Fund will bear any costs relating to the Conversion, other than as described in this Agreement. Soundwatch Capital, LLC will assume or pay only those expenses that are solely and directly related to the Conversion (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring ETF will pay their own expenses, if any, incurred in connection with the Conversion. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Acquiring ETF failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring ETF or any of their respective shareholders. This Section 9.2 shall survive the termination of this Agreement and the Closing.
10.    INDEMNIFICATION
10.1.    The Trust, on behalf of the Target Fund, agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the Acquiring ETF from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the Acquiring ETF may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
10.2.    The Trust, on behalf of the Acquiring ETF, agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Acquiring ETF, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.    Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

Appendix B    B-15    Form of Agreement and Plan of Reorganization

12.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trust on behalf of the Target Fund or the Acquiring ETF, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
13.AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement shall be governed by and construed in accordance with the laws of The State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.
14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring ETF, as applicable, as provided in the Trust Governing Documents and (ii) the other parties to this Agreement. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
14.6. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.
14.7. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

Appendix B    B-16    Form of Agreement and Plan of Reorganization

14.8 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:
For Trust:
Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: [ ]

[Signature page follows]

Appendix B    B-17    Form of Agreement and Plan of Reorganization

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Trust for Advised Portfolios,
severally and not jointly on behalf of the
Soundwatch Hedged Equity Fund

By: ______________________
Name:
Title:

Trust for Advised Portfolios,
severally and not jointly on behalf of the
Soundwatch Hedged Equity ETF

By: ______________________
Name:
Title:

Soundwatch Capital, LLC,
Solely for purposes of Section 9.2

By: ______________________
Name:
Title:

Signature Page to Agreement and Plan of Reorganization

Appendix B    B-18    Form of Agreement and Plan of Reorganization

Schedule 8.4
Tax Opinions

With respect to the Conversion:
(i)The acquisition by the Acquiring ETF of all of the assets of the Target Fund, as provided for in the Agreement, solely in exchange for Acquiring ETF Shares and the assumption by the Acquiring ETF of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring ETF Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring ETF each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
(ii)No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring ETF in exchange solely for Acquiring ETF Shares and assumption by the Acquiring ETF of all of the Target Fund’s liabilities by pursuant to Section 361(a) and Section 357(a) of the Code, except for: (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
(iii)No gain or loss will be recognized by the Acquiring ETF upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring ETF Shares pursuant to Section 1032(a) of the Code.
(iv)No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring ETF Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.
(v)The tax basis of the assets of the Target Fund received by the Acquiring ETF will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain, or decreased by the amount of loss, if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.
(vi)The holding periods of the assets of the Target Fund in the hands of the Acquiring ETF will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset.
(vii)No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring ETF Shares (except with respect to cash received in lieu of fractional shares) pursuant to Section 354(a) of the Code.
(viii)The aggregate tax basis of the Acquiring ETF Shares received by a shareholder of the Target Fund (as adjusted for amounts allocable to cash received in lieu of any fractional shares) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(ix)The holding period of the Acquiring ETF Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the

Appendix B    B-19    Form of Agreement and Plan of Reorganization

shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
(x)    The Acquiring ETF will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.
    (xi)    The consummation of the Conversion will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Conversion and the part of the taxable year of the Acquiring ETF after the Conversion will constitute a single taxable year of the Acquiring ETF.

Appendix B    B-20    Form of Agreement and Plan of Reorganization

APPENDIX C
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the Annual Report, which is available upon request.
Institutional Class
Per Share Data for a Share Outstanding Throughout Each Period Presented.

	For the Year ended October 31, 2021	For the Year ended October 31, 2020	For the Year ended October 31, 2019	For the Year ended October 31, 2018		For the Period November 30, 2016* through October 31, 2017
Net Asset Value, Beginning of Period	$19.13	$18.17	$17.33	$17.21		$15.00
Income from Investment Operations:
Net investment income(1)	0.14	0.23	0.24	0.13		0.14
Net realized and unrealized gain (loss) on investments	4.69	1.00	0.78	0.10	(2)	2.15
Total income from investment operations	4.83	1.23	1.02	0.23		2.29
Less Distributions:
Net investment income	(0.19)	(0.27)	(0.18)	(0.11)		(0.08)
Total distributions	(0.19)	(0.27)	(0.18)	(0.11)		(0.08)
Net Asset Value, End of Period	$23.77	$19.13	$18.17	$17.33		$17.21

Total Return (7)	25.44%	6.83%	5.94%	1.31%		15.33%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$105,649	$84,391	$93,905	$105,986		$78,486
Ratio of expenses to average net assets (5)
Before fees waived/reimbursed by the Adviser	1.06%	1.09%	1.06%	1.19%		1.63%	(4)
After fees waived/reimbursed by the Adviser	0.72%	0.71%	0.75%	0.97%		1.06%	(4)
Appendix C    C-1    Financial Highlights

	For the Year ended October 31, 2021	For the Year ended October 31, 2020	For the Year ended October 31, 2019	For the Year ended October 31, 2018	For the Period November 30, 2016* through October 31, 2017
Ratio of net investment income to average net assets (6)
After fees waived/reimbursed by the Adviser	0.64%	1.24%	1.36%	0.76%	0.93%	(4)
Portfolio Turnover Rate	2%	13%	23%	8%	3%	(3)
*    Inception date
(1)Computed using the average shares method.
(2)The net realized and unrealized gain on investments per share does not accord with the net of the amounts reported in the statement of operations due to the timing of purchases and redemptions of the Target Fund shares during the year.
(3)Not annualized
(4)Annualized
(5)The ratio of expenses to average net assets includes tax, short dividend and/or interest expense. For the periods ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, the ratio of expenses to average net assets excluding tax, short dividend and/or interest expense before fees waived by the Adviser was 1.00%, 1.04%, 1.05%, 1.17% and 1.52%, respectively. Excluding tax, short dividend and/or interest expense, the ratio of expenses to average net assets, after fees waived by the Adviser, was 0.66%, 0.66%, 0.74%, 0.95% and 0.95%, respectively.
(6)The ratio of net investment income to average net assets includes tax, short dividend and/or interest expense. For the periods ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, the ratio of net investment income to average net assets excluding tax, short dividend and/or interest expense after fees waived by the Adviser was 0.70%, 1.29%, 1.37%, 0.78% and 1.04%, respectively.
(7)Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
Appendix C    C-2    Financial Highlights

STATEMENT OF ADDITIONAL INFORMATION
Dated [Shareholder Letter Date], 2022

Trust for Advised Portfolios (the “Trust”)

Acquisition of All of the Assets and Liabilities of

Soundwatch Hedged Equity Fund
(a series of the Trust):

By and in exchange for shares of

Soundwatch Hedged Equity ETF
(a series of the Trust)

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Soundwatch Hedged Equity Fund (the “Target Fund”), a series of the Trust, in connection with the conversion of the Target Fund into the Soundwatch Hedged Equity ETF (the “Acquiring ETF”), a newly-created series of the Trust as described in the Information Statement/Prospectus (the “Conversion”).
This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):
1.    The SAI for the Target Fund dated February 28, 2022 (“Target Fund SAI”) (File No. 811-21422) (Accession No. 0000894189-22-001604);
2.    The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2021 (the “Target Fund Annual Report”) (File No. 811-21422) (Accession No. 0000894189-22-000087); and
3.    The Target Fund’s unaudited financial statements included in the Target Fund’s Semi-annual Report to Shareholders for the period ended April 30, 2022 (the “Target Fund Semi-annual Report”) (File No. 811-21422) (Accession No. 0000894189-22-004733).
Because the Acquiring ETF was newly-created for the purposes of this Conversion, the Acquiring ETF has not published annual or semi-annual shareholder reports. The Acquiring ETF is a newly-created series of the Trust with no assets or liabilities that will commence operations upon consummation of the Conversion and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Conversion, and the Acquiring ETF, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Target Fund. The Target Fund Annual Report has previously been transmitted to Target Fund shareholders.
This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated [Shareholder Letter Date], 2022, relating to the Conversion. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Soundwatch Hedged Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 888‑244-4601.

Supplemental Financial Information
Tables showing the fees and expenses of the Acquiring ETF and the Target Fund, and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Conversion, are included in the “What other ways will the Conversion help in lowering operating expenses for the Fund?” section in the Information Statement/Prospectus. The Conversion will not result in a material change to the Target Fund’s investment portfolio due to the investment objectives and restrictions of the Target Fund being identical to the Acquiring ETF. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring ETF.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING ETF
Below is information regarding the Acquiring ETF. All references to a “Fund” in this SAI refer to the Acquiring ETF. All references to the “Trust” in this SAI refer to the Trust for Advised Portfolios. Because the Acquiring ETF is a shell fund created for the sole purpose of the Conversion, and has not commenced operations as of the date of this SAI, certain information, where noted, is that of the Target Fund.
GENERAL INFORMATION ABOUT THE TRUST
The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Between March 5, 2013 and January 1, 2014, the Trust was named “Ziegler Capital Management Investment Trust.” Between August 1, 2011 and March 4, 2013, the Trust was named “Ziegler Lotsoff Capital Management Investment Trust.” Prior to August 1, 2011, the Trust was named “Lotsoff Capital Management Investment Trust.”
The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, of no par value per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Soundwatch Hedged Equity ETF. The Target Fund began operations on November 30, 2016 as a traditional open-end mutual fund, and was formerly known as Soundwatch Core Hedged Equity Fund. Soundwatch Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund.
The Fund offers and issues shares of the Fund at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers and issues Fund shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Fund shares are listed on the Chicago Board Options Exchange (the “CBOE” or “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Fund share’s NAV. Fund shares are also redeemable only in Creation Unit aggregations, principally for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 25,000 shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities.
Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RELATED RISKS
The discussion below supplements information contained in the Fund’s Prospectus as to the investment policies and risks of the Fund.

Diversification
The Fund is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets do not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of a single issuer or a small number of issuers. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Federal Income Taxes” below for details.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Description of Permitted Investments
The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.
Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.
Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Rights and Warrants. The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock, and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Investment Companies
The Fund may invest in shares of other registered investment companies, including ETFs, money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act normally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.
The SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions on both the acquired fund and acquiring fund, Rule 12d1-4 provides an exemption that permits the acquiring fund to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1) of the 1940 Act.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. Rule 12d1-3 under the 1940 Act provides that a fund relying on Section 12(d)(1)(F) may offer or sell any securities it issues through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2% if any sales charge and service fees charged do not exceed the limits set forth in FINRA Rule 2830.
If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. To the extent the Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that the Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies.
ETFs
The Fund may invest in ETFs. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange and seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV. Investors in the Fund should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.
As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem ETF shares directly from an ETF.
Derivatives
Generally, derivatives can be characterized as financial instruments whose value is derived, at least in part, from the value of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures, and forward contracts. Derivative instruments may be used for a variety of reasons, including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
Because some of the derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires registered funds to “cover” or segregate liquid assets equal to the potential exposure created by the derivatives. When the Fund purchases or sells a derivative contract, the Fund is required to cover its position in order to limit leveraging and related risks. To cover its positions, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the funds arising from such investment activities.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund, by investing in a derivative instrument, could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes. There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.
The Fund may invest in derivative instruments including swap contracts. The Fund can use swap contracts, including equity index and interest rate swaps, to hedge or adjust its exposure to the underlying equity index or interest rates.
To the extent the Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission (the “CFTC”), such as call and put options and option spreads and futures, it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act (the “CEA”). The Adviser, on behalf of the Fund, [has filed, as of the Fund’s public offering date], with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA and the regulations of the CFTC promulgated thereunder with respect to the Fund’s operations. The Trust is not subject to registration or regulation as a CPO and does not intend to operate in a manner that would trigger CFTC regulation. If the Fund were to operate subject to CFTC regulation, it may incur additional expenses.

Options on Securities. An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option exercise price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option, when the current stock price is above the exercise price. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.
Call Options on Securities. The Fund may write covered call options. When the Fund writes a call option, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than fifteen months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. For a call to be “covered” (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; or (ii) the must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).
Writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Swap Transactions. The Fund may enter into swap agreements with respect to securities, indexes of securities and other assets or other measures of risk or return. Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to many years. In a standard “swap” transaction, two parties agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, or indices. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount”. Whether the Fund’s use of swap agreements will be successful will depend on the Adviser’s ability to select appropriate transactions for the Fund. Swap transactions may be highly illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of its counterparty. Many swap markets are relatively new and still developing. It is possible that developments in the swap markets, including potential government regulation, could adversely affect the Fund’s ability to terminate swap transactions or to realize amounts to be received under such transactions. Swaps and certain other custom instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty.

Total return swaps are another form of swap transaction that the Fund may utilize in its investment program. A total return swap allows the total return receiver to receive the change in market value of an asset (whether a security, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest-rate on a predetermined amount. The total return payer is synthetically short and the total return receiver is synthetically long. Thus, total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement.
Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Foreign Securities
The Fund may invest in securities of non-U.S. issuers. The Fund’s investments in securities and instruments in foreign markets involve substantial risks not typically associated with investments in U.S. securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby impact the Fund’s total return on such assets. The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.
Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.
Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. The brokers (including those acting as sub-custodians) and custodian banks are subject to various laws and regulations in the relevant jurisdictions that are designed to protect their customers in the event of their insolvency.
To the extent the Fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets.

Leverage
There can be no assurance that the Fund’s leveraging strategy will be successful. Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the extent of the changes in the value of the Fund.
Fixed Income Securities
The Fund may invest a portion of its capital in bonds or other fixed income securities, including, without limitation, bonds, notes and debentures issued by corporations, debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, commercial paper, and “higher yielding” (and, therefore, higher risk) debt securities of the former categories. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).
Short-Term Investments
The Fund may invest without limitation in any of the following short-term securities and instruments:
Money Market Mutual Funds. The Fund may under certain circumstances invest a portion of its assets in money market funds. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and other fees charged by such fund.
Bank Obligations. Obligations including bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Certificates of Deposit and Time Deposits. The Fund may hold certificates of deposit and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Fund may invest in Certificates of Deposit in amounts up to the $250,000 per bank Federal Deposit Insurance Corporation (“FDIC”) limit.
Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.
Other Short-Term Obligations. Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Borrowing
The Fund may borrow money from banks in amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act that includes for the following purposes: (a) for investment purposes provided that immediately after such borrowing the Fund maintains an asset coverage of 300%, or (b) for temporary purposes, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. With respect to (a), this limitation does not preclude the Fund from entering into option transactions on margin, provided that the Fund has an asset coverage of 300%.
The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Cyber Security Risk
Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber‑attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
INVESTMENT RESTRICTIONS
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
The Fund’s fundamental policies are as follows:
(1) The Fund is a “diversified company” as defined by the 1940 Act.
(2) The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3) The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4) The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5) The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6) The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7) The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(8) The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This restriction does not apply to investments in other investment companies or securities of the U.S. Government, its agencies or instrumentalities. The Fund will consider the portfolio of underlying investment companies when determining compliance with its concentration policy.)
Additional Information about Fundamental Investment Policies
The following provides additional information about the Fund’s fundamental investment policies. This information does not form part of the Fund’s fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to 33 ⅓ of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing, especially when used for leverage (i.e. to increase a fund’s investment portfolio), may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.
With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933 (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (3) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (4) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. A fund also may issue preferred shares in accordance with the 1940 Act. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (8) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (8) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications.
The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-Fundamental Investment Policy
The Fund observes the following policy, which is not deemed fundamental and may be changed without shareholder approval. The Fund may not make any change to its investment policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities, without first providing its shareholders with at least 60 days’ prior notice.
MANAGEMENT OF THE TRUST
The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined herein. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	2	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	2	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	2	Federal Home Loan Bank of Des Moines (February 2022 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman	Trustee since 2018; Chairman since 2018	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	2	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	President since 2022, Principal Financial Officer since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Kavin Tedamrongwanish 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1987	Vice President, Chief Compliance Officer and AML Officer	Since 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to present); Regulatory Compliance Manager (2017 to 2019); Associate Attorney, Goldstein & McClintock, LLP (2014 to 2017)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
(1)Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.
(2)The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under only the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
(4)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.
Additional Information Concerning Our Board of Trustees
Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Trust does not have a lead Independent Trustee. The Chairman of the Board is an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.
Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.
The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets periodically with the auditors of the Fund. The Board also meets quarterly with the Fund’s chief compliance officer.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Trust Committees. The Trust has three standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), the Governance and Nominating Committee (the “Nominating Committee”), and the Valuation Committee.
The Audit Committee, comprised entirely of the Independent Trustees, is chaired by Mr. Ferrie. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. During the fiscal year ended October 31, 2021, the Audit Committee met three times in regard to the Target Fund.
The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. During the fiscal year ended October 31, 2021, the Nominating Committee did not meet in regard to the Target Fund.
The Board has delegated day-to-day valuation matters to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurers and is overseen by the Trustees. The function of the Valuation Committee is to review each adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by each adviser, and the Valuation Committee gathers and reviews Fair Valuation Forms that are completed by an adviser to support their determinations, and which are subsequently reviewed and ratified by the Board. During the fiscal year ended October 31, 2021, the Valuation Committee met twelve times in regard to the Target Fund.
Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
Harry E. Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by series in the Trust that will be useful to the Board in their analysis and oversight of the series.
Brian S. Ferrie’s experience in finance and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the Board.
Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the Board. Ms. Kung also has unique experience in education as she advises student-managed bond and equity funds.
Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 20 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate various fund and shareholder servicing needs.

Each of the Trustees takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Resis, Ferrie, Kashmerick, and Ms. Kung should serve as a trustee.
Trustee Ownership of Target Fund Shares and Other Interests
No Trustee owned shares of the Target Fund as of the calendar year ended December 31, 2021.
As of December 31, 2021, Mr. Ferrie beneficially owned shares of certain series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares of Series of the Trust
Brian S. Ferrie	None	Over $100,000
As of December 31, 2021, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the distributor, as defined below, or an affiliate of the Adviser or distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the distributor or any affiliate thereof was a party.
Compensation
Set forth below is the compensation received by the Independent Trustees from the Target Fund for the fiscal year ended September 30, 2021. The Independent Trustees receive an annual retainer of $56,000 per year and a per meeting fee of $1,000 for each regular and special meeting of the Board of Trustees attended, allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

	Aggregate Compensation from the Target Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Name of Independent Trustee
John C. Chrystal (2)	$3,289	None	None	$3,289
Albert J. DiUlio, S.J. (3)	$2,407	None	None	$2,407
Harry E. Resis	$3,289	None	None	$3,289
Brian S. Ferrie	$3,289	None	None	$3,289
Wan-Chong Kung	$3,289	None	None	$3,289
Name of Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0
(1)There are currently multiple portfolios comprising the Trust. The term “Fund Complex” applies only to the Target Fund. For the fiscal year ended October 31, 2021, aggregate Independent Trustees’ fees paid by the Trust were in the amount of $268,750.
(2)John C. Chrystal retired from the Board of Trustees as of the close of business August 26, 2022.
(3)Albert J. DiUlio, S.J. retired from the Board of Trustees as of the close of business on May 19, 2021.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Target Fund. As of August 31, 2022, the Trustees and officers, as a group, owned less than 1% of the shares, and as of August 31, 2022, the following shareholders were considered to be a principal shareholder of the Target Fund:

Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
Charles Schwab & Company 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	81.00%	Record
CODES OF ETHICS
The Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund.
PROXY VOTING POLICIES
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Policies used to determine how to vote proxies related to portfolio securities is set forth in Appendix B to this SAI.
The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Target Fund’s proxy voting record is available without charge, upon request, by calling toll-free at 888‑244-4601 and on the SEC’s website at www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling toll-free at 888‑244-4601 and on the SEC’s website at www.sec.gov.
INVESTMENT ADVISER
Soundwatch Capital, LLC, 485 Madison Avenue, 7th Floor, New York, NY 10022, acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Soundwatch Capital, LLC, a limited liability company formed in 2014 in the State of New York, provides rules-based investment strategies and is controlled by the managing members Robert Hammer, Cory Chmelka, Matthew Marcello, and J. Bos LLC.
Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for the fees paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For the services it provides the Fund, the Fund pays the Adviser a unitary management fee at an annual rate of 0.60% of the Fund’s average daily net assets.
After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
The table below shows advisory fees paid by the Target Fund for the fiscal years indicated. The management fee paid to the Adviser under the Target Fund’s advisory agreement was not a unitary management fee.

Fiscal Period	Advisory Fee Accrued	Advisory Fee Waived	Net Advisory Fee Paid
Fiscal year ended October 31, 2021	$643,446	$(335,624)	$307,822
Fiscal year ended October 31, 2020	$567,290	$(323,163)	$244,127
Fiscal year ended October 31, 2019	$694,863	$(302,107)	$392,756
In addition to the management fees payable to the Adviser, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.
PORTFOLIO MANAGERS
Robert Hammer and Jan Bos are the portfolio managers principally responsible for the day-to-day management of the Fund’s portfolio. The following table shows the number of other accounts (other than the Target Fund) managed by each portfolio manager and the total assets in the accounts managed within various categories as of October 31, 2021.

Robert Hammer Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$4 million	0	$0
Other Accounts	238	$394	0	$0

Jan Bos Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$4 million	0	$0
Other Accounts	238	$394	0	$0
Compensation
Each portfolio manager has an equity stake in Soundwatch Capital, LLC and a preferred distribution accrual. Each portfolio manager has a fixed compensation accrual for their duties as portfolio manager and this is not performance based.
Securities Owned in the Target Fund by the Portfolio Managers as of October 31, 2021

Name of Portfolio Manager	Dollar Range of Equity Securities Held in the Fund
Robert Hammer	$500,001 - $1,000,000
Jan Bos	$100,001 - $500,000
Material Conflicts of Interest
To address and manage potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by the Adviser's compliance team.
The Adviser will ensure the fair and equitable rotation of orders between its accounts to ensure no one account has better allocations over time. Orders will be combined or “bunched” or block traded per broker whenever possible allowing all accounts to receive the same average price. The Adviser will utilize the Bloomberg EMSX system to execute the block trades and then Soundwatch Capital proprietary OMS to allocate the trades to each broker.
The Adviser will manage the fair allocation of trades between its mutual fund and Separately Managed Accounts (“SMA”) by trading any similar contracts at substantially similar limit prices and times.
OTHER SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Fund. Global Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, as compensation for its fund administration and portfolio compliance and fund accounting services, Global Fund Services receives from the Fund a fee based on the Fund’s current average daily net assets. Pursuant to the Administration Agreement, Global Fund Services will receive a portion of fees from the Fund as part of a bundled-fee agreement for services performed as Administrator and Fund Accountant and separately as the transfer agent and dividend disbursing agent (the “Transfer Agent”). Additionally, Global Fund Services provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Fund and approved by the Board annually.
The following table shows the fees paid by the Target Fund to Global Fund Services pursuant to the Administration Agreement during the fiscal years indicated.

Administration Fees
Fiscal year ended October 31, 2021	$95,849
Fiscal year ended October 31, 2020	$93,810
Fiscal year ended October 31, 2019	$83,377
Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Transfer Agent, and Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.
Distributor
The Trust has entered into a distribution agreement with Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, located at 111 E. Kilbourn, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The distribution agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the distribution agreement or “interested persons” (as defined in the 1940 Act) of any such party. The distribution agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’

written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.
Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter (“OTC”) market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.
While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities Exchange Act of 1934, as amended, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between that Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Issuance of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Issuance of Fund Shares in Creation Units” and “Redemption of Fund Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Issuance of Fund Shares in Creation Units-Creation Transaction Fee” and “Redemption of Fund Shares in Creation Units-Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The following table shows the brokerage commissions paid by the Target Fund during the fiscal years indicated.

Brokerage Commissions
Fiscal year ended October 31, 2020	$6,858
Fiscal year ended October 31, 2020	$25,336
Fiscal year ended October 31, 2019	$44,548
Brokerage with Fund Affiliates
The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the

1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. As of fiscal year ended October 31, 2021, the Target Fund did not own equity securities of its regular broker/dealers or their parent companies.
Securities of “Regular Broker-Dealer”
The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares. As of fiscal year ended October 31, 2021, the Target Fund did not hold any equity securities of its regular broker-dealers or their parent companies.
Directed Brokerage
As of fiscal year ended October 31, 2021, the Target Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.
EXCHANGE LISTING AND TRADING
The Fund offers and issues shares at their net asset value only in aggregations of a specified number of Fund shares (each, a “Creation Unit”). The Fund generally offers and issues Fund shares in exchange for a basket of securities included in its portfolio (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares are listed on the Chicago Board Options Exchange (the “CBOE” or “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Fund shares’ net asset values. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.
Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount in cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the summary section of the Fund’s Prospectus under “Buying and Selling the Fund.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.
The Fund shares are approved for listing and trading on the Exchange, subject to notice of issuance. The Fund’s shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Fund Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.
As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per Fund share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares. The Trust recognizes DTC or its nominee as the record owner of all Fund shares for all purposes. Beneficial Owners of Fund shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of Fund share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNITS
The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.
Fund Deposit
The consideration for purchase of a Creation Unit of the Fund generally consists of Deposit Securities constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through the National Securities Clearance Corporation (the “NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as portfolio adjustments and corporate action events are reflected from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.
Procedures for Issuance of Creation Units
To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.
All orders to purchase shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent, and acceptance by the Distributor, by the cut-off time on such

Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the first Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system or through DTC in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:30 p.m. Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:30 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit
Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units
The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee
A purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time. The standard fixed creation transaction fee for the Fund will be $[ ]. In addition, a variable fee will be charged on all cash transactions or substitutes for Creation Units of up to a maximum of [ ]% as a percentage of the value of the Creation Units subject to the transaction. The variable charge may be imposed for cash purchases, non-standard orders, or partial cash purchases incurred by the Fund, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
Risks of Purchasing Creation Units
There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Fund shares, and sells those Fund shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
REDEMPTION OF FUND SHARES IN CREATION UNITS
Fund shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such Fund shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee
A redemption transaction fee, payable to the Fund’s custodian, is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in the Fund’s Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time. The standard fixed redemption transaction fee for the Fund will be $[ ]. In addition, a variable fee will be charged on all cash transactions or substitutes for Creation Units of up to a maximum of [ ]% as a percentage of the value of the Creation Units subject to the transaction. The variable charge may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) incurred by the Fund, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units
Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Fund shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Fund shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures
In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).
The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.
Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
Net asset value per Fund share is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Fund shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating the Fund’s net asset value per Fund share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Adviser with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Adviser considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies
Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service
The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.
Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.

Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Under the Code, the Fund will be required to report to the Internal Revenue Service (the “IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”). A shareholder may elect, on an account-by-account basis, to use a method other than FIFO basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of hares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. If such an election is not made on or prior to such dates, the Fund shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the FIFO method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.
The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contract on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
The trading strategies of the Fund may involve non-equity options on stock indices which may constitute “straddle” transactions. In general, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund have unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses.
The Fund may have available a number of elections under the Code concerning the treatment of straddles for tax purposes. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 Contracts.
The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by the Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with his activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss.
To the extent the Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.
Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends they pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.
Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any federal, state, local or foreign taxation.
FINANCIAL STATEMENTS
The Annual Report for the Target Fund for the fiscal year ended October 31, 2021 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Target Fund’s Annual Report at no charge by calling 888‑244-4601. The Semi-Annual Report for the Target Fund for the unaudited six-month semi-period ended April 30, 2022 is incorporated by reference into this SAI.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by Standard & Poor’s for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
About Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B
SOUNDWATCH CAPITAL, LLC
PROXY VOTING POLICY
The Adviser seeks to vote proxies in a manner that serves the best interests of shareholders and not affected by any material conflict of interest. For all matters the Adviser has identified as routine, the Adviser will vote in accordance with the recommendation of the company’s management, unless, in the Adviser’s opinion, such recommendation is not in the best interests of the Fund. Routine matters are typically proposed by a company’s management and meet the following criteria: they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.
Those matters that are not clearly identified as routine will be submitted to the Adviser’s proxy committee, which will determine how to vote each such proxy by applying the Proxy Policies. Non-routine matters are those that may involve one or more of the following: (i) measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.
In some cases, the Adviser will abstain from voting or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the Fund. In making such determination, the Adviser will consider certain factors, including, but not limited to (i) costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Adviser may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free 888‑244-4601, or by accessing the SEC’s website at www.sec.gov.
B-1

PART C
Other Information
Item 15. Indemnification

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated By-Laws and Paragraph 7 of the Distribution Agreement.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 16. Exhibits

(1)	(a) Certificate of Trust dated August 28, 2003 was previously filed with the Trust’s Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
(b) Certificate of Amendment to Certificate of Trust dated June 1, 2005 was previously filed with the Trust’s Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.
(c)
Certificate of Amendment to Certificate of Trust dated December 1, 2011 was previously filed with the Trust’s Registration Statement on Form N-1A on January 30, 2013 and is incorporated herein by reference.

(d)
Certificate of Amendment to Certificate of Trust dated January 31, 2013 was previously filed with the Trust’s Registration Statement on Form N-1A on November 26, 2014 and is incorporated herein by reference.

(e)
Certificate of Amendment to Certificate of Trust dated January 13, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.

(f) Agreement and Declaration of Trust dated August 26, 2003 was previously filed with the Trust’s Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
(g) Amended and Restated Agreement and Declaration of Trust dated February 4, 2022 - filed herewith.
(2)	Amended and Restated Bylaws dated August 14, 2020 as previously filed with the Trust’s Registration Statement on Form N-1A on October 28, 2020 and is incorporated herein by reference.
(3)	Voting Trust Agreements - Not Applicable.
(4)	Form of Agreement and Plan of Conversion - filed herewith as Appendix B to the Information Statement/Prospectus.
(5)	Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and Amended and Restated Bylaws.
(6)	Form of Investment Advisory Agreement between the Trust, on behalf of Soundwatch Hedged Equity ETF and Soundwatch Covered Call ETF, and Soundwatch Capital, LLC - filed herewith.
(7)	ETF Distribution Agreement dated August 10, 2020 was previously filed with the Registrant's Registration Statement on Form N-1A on August 18, 2020 and is incorporated herein by reference.
(a) Form of First Amendment to ETF Distribution Agreement between the Trust and Quasar Distributors, LLC to add Soundwatch Hedged Equity ETF and Soundwatch Covered Call ETF - filed herewith.
(8)	Bonus or Profit Sharing Contracts - not applicable.

(9)	Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(a) Form of Amendment to Custody Agreement between the Trust and U.S. Bank National Association for Soundwatch Hedged Equity ETF and Soundwatch Covered Call ETF - filed herewith.
(10)	Rule l2b-1plan - not applicable.
(11)	Legal Opinion of Shares - filed herewith.
(12)	Form of Tax Opinion - filed herewith.
(13)	Material Contracts of the Registrant
(a) Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(a) (i) Form of Amendment to Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC for Soundwatch Hedged Equity ETF and Soundwatch Covered Call ETF - filed herewith.
(b) Fund Accounting Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i) Form of Amendment to Fund Accounting Agreement between the Trust and U.S. Bancorp Fund Services, LLC for Soundwatch Hedged Equity ETF and Soundwatch Covered Call ETF - filed herewith.
(c) Transfer Agent Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i) Form of Amendment to Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC for Soundwatch Hedged Equity ETF and Soundwatch Covered Call ETF - filed herewith.
(14)	Consent of Independent Registered Public Accounting Firm - filed herewith.
(15)	Omitted Financial Statements - not applicable.
(16)
Power of Attorney for Harry E. Resis, Brian S. Ferrie, Wan-Chong Kung, and Christopher E. Kashmerick dated November 19, 2021 was previously filed with the Registrant's Registration Statement on Form N-1A on January 27, 2022 and is incorporated herein by reference.

(17)	Additional exhibits - not applicable.
(18)	Type and class of securities being registered - not applicable.

Item 17. Undertakings
(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Milwaukee and State of Wisconsin, on the 8th day of September, 2022.

Trust for Advised Portfolios

By: /s/ Russell B.Simon
Russell B.Simon
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Harry E. Resis*	Trustee	September 8, 2022
Harry E. Resis

Brian S. Ferrie*	Trustee	September 8, 2022
Brian S. Ferrie

Wan-Chong Kung*	Trustee	September 8, 2022
Wan-Chong Kung

/s/ Christopher E. Kashmerick	Trustee	September 8, 2022
Christopher E. Kashmerick

/s/ Russell B. Simon	President and Principal Executive Officer	September 8, 2022
Russell B. Simon

/s/ Eric T. McCormick	Treasurer and Principal Financial Officer (principal accounting officer)	September 8, 2022
Eric T. McCormick

*By: /s/ Christopher E. Kashmerick		September 8, 2022
Christopher E. Kashmerick Attorney-In Fact pursuant to Power of Attorney